As filed with the U.S. Securities and Exchange Commission on February 14, 2008
Securities Act File No. 33-40603
Investment Company Act File No. 811-06310

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 45
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 47
(Check appropriate box or boxes.)

Legg Mason Partners Variable Income Trust*
(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York (Address of Principal Executive Offices)	10004 (Zip Code)
Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel
Legg Mason Partners Variable Income Trust
300 First Stamford Place
Stamford, Connecticut
(Name and Address of Agent for Service)
COPY TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
150 Federal Street
Boston, Massachusetts 02110

Continuous
(Approximate Date of Proposed Offering)
It is proposed that this filing will become effective on February 28, 2008 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*	This filing relates solely to Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Government Portfolio.

PROSPECTUS February 28, 2008	Legg Mason Partners Variable Adjustable Rate Income Portfolio

Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. This Prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Adjustable Rate
Income Portfolio

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 refers to the fund’s predecessor.

Investments, risks and performance
Investment objective
The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.
Principal investment strategies
Key investments
The fund normally invests at least 80% of the value of its net assets in adjustable rate securities or other investments with similar economic characteristics. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The fund is also permitted to invest up to 20% of its net assets, including any borrowings, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the fund’s subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”
   The securities in which the fund may invest include mortgage-backed securities (including U.S. government and privately issued mortgage-backed securities), asset-backed securities, collateralized mortgage obligations (“CMOs”), mortgage-related derivative securities, including government stripped mortgage-backed securities (“SMBS”), U.S. government securities, bank loan securities and corporate debt securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued asset-backed securities in which the fund may invest may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.
   U.S. government obligations are securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Investments in U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), are not necessarily backed by the full faith and credit of the United States.
   Unlike fixed rate securities, the interest rates of adjustable rate mortgage- and asset-backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.
   The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.
   Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures contracts, options on securities and securities indices and options on these futures, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

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   The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.
   Despite this flexibility, the fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.
Credit quality
The fund primarily invests in U.S. government securities and securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization. The fund may invest up to 20% of its net assets, including borrowings, in securities rated below investment grade at the time of purchase, or, if unrated, deemed to be of comparable credit quality by the subadviser.
   Securities rated below investment grade (“junk bonds”) are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Maturity and duration
The fund may invest in securities of any maturity, but will normally maintain an average effective duration of less than or equal to one year. Generally, “duration” is a measure of the expected life of a fixed income security. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present value of the cash to be received at the corresponding future point in time. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.
Selection process
The fund’s portfolio managers seek to achieve low volatility of net asset value by diversifying the fund’s assets among investments the portfolio managers believe will, in the aggregate, be resistant to significant fluctuations in market value. The portfolio managers evaluate the attractiveness of different sectors of the bond market and value individual securities within those sectors relative to other available securities.
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   In selecting individual securities for the fund’s portfolio, the portfolio managers take into account various factors that may affect the fund’s volatility, including:

•	Remaining time to the security’s next interest rate reset date
•	The security’s payment characteristics
•	The security’s impact on the dollar weighted average life of the fund’s portfolio
Principal risks of investing in the fund
Investing in adjustable rate securities can bring benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•	An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality

•	Interest rates decline. Due to the adjustable nature of the fund’s investments, it is difficult to “lock in” a favorable rate of return in a declining interest rate environment

•	During a period of rapidly rising interest rates, the changes in the coupon rates of the fund’s adjustable rate securities temporarily lag behind changes in market rates. You could suffer loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund’s securities are adjusted to reflect current market rates

•	Interest rates rise, causing the value of fixed income securities to decline and reducing the value of the fund’s portfolio

•	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect

•	Interest rates decline, causing the rate of prepayment of principal on mortgages or other obligations underlying securities in the fund’s portfolio to increase. Borrowers may elect to prepay as they refinance their mortgages or other obligations at lower rates. The portfolio managers will generally be unable to reinvest the prepayment proceeds at rates of return similar to those anticipated for the securities whose obligations have been prepaid. This is known as prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise

•	Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund’s share price more volatile. This is known as extension risk

•	The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This sometimes referred to as market risk

   Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices,
4     Legg Mason Partners Funds

interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets
   When the fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. The use of leverage may also cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. The fund will also have to pay interest on its borrowings, reducing the fund’s return.
   The fund engages in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.
   The yield to maturity of an interest only (“IO”) class of SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.
   Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Asset-backed securities are newer instruments than mortgage-backed securities and may be subject to a greater risk of default during periods of economic downturn. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent. Asset-backed securities may be less liquid than mortgage-backed securities.
   U.S. government obligations are securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.
   Some of the U.S. government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-related securities issued by private issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. These securities are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.
   In a loan participation, the fund assumes the credit risk of both the borrower and the lender, and the fund could lose money in the event of a default. Below investment grade loans have a higher risk of default. Loan participations or assignments may be difficult to value and dispose of, particularly if the fund invests in below investment grade loans.
Legg Mason Partners Variable Adjustable Rate Income Portfolio      5

Performance information
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Total Returns
Highest and lowest quarter returns (for periods shown in the bar chart):
Highest: 1.32% in 1st quarter 2007; Lowest: (0.75)% in 4th quarter 2007.

Average Annual Total Returns (for periods ended December 31, 2007)

		Since	Inception
	1 Year	Inception	Date

Fund	1.36%	2.16%	9/12/03

Citigroup 6-Month U.S. Treasury Bill Index(1)	4.96%	3.36%	9/30/03

(1)	The Citigroup 6-Month U.S. Treasury Bill Index is an unmanaged index, which is an average of the last six-month United States Treasury bills. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee table and expense example do not reflect expenses incurred from investing through a
6     Legg Mason Partners Funds

separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund is presented in the contract prospectus through which the fund’s shares are offered to you.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load) on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees(1)	0.55%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.41%

Total annual fund operating expenses(2)	1.21%

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (including one year of capped expenses in each period) remain the same

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years

Your costs would be (with or without redemption)	$123	$384	$665	$1,465

(1)	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.55% on assets up to and including $1 billion; 0.525% on assets in excess of $1 billion and up to and including $3 billion; 0.50% on assets in excess of $3 billion and up to and including $5 billion; 0.475% on assets in excess of $5 billion and up to and including $10 billion; and 0.45% on assets in excess of $10 billion.

(2)	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap.

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More on the fund’s investments
The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.
   The fund’s investment objective may be changed without shareholder approval.
Foreign investments
The fund may invest up to 10% of its total assets in U.S. dollar denominated securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.
   To the extent the fund invests in U.S. dollar denominated securities of foreign issuers located in emerging market countries, the risks associated with investments in foreign issuers will generally be more pronounced. This is because political or economic instability, lack of market liquidity, and negative government actions, such as currency controls or seizure of private businesses or property, is more likely to occur in emerging market countries. An emerging market country will be considered to be any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank in its annual categorization, as middle- or low-income.
Mortgage-backed and asset-backed securities
The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies, including government related entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent. The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities.
   Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
8     Legg Mason Partners Funds

   Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Structured investments
The fund may invest in various types of structured instruments, including asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.
Repurchase agreements
The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.
When-issued securities
The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The fund will set aside the assets to pay for these securities at the time of the agreement.
Certificates of deposit and other short-term investments
The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Legg Mason Partners Variable Adjustable Rate Income Portfolio      9

Other investments
The fund also may use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (the “SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.
Percentage limitations and requirements
The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.
10     Legg Mason Partners Funds

Management
Manager and subadviser
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion.
   Western Asset Management Company (“Western Asset” or the “subadvisor”) provides the day-to-day portfolio management of the fund. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion.
   LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
Portfolio managers
The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and James J. Flick. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been responsible for the day-to-day management of the fund since March 2006, and Ms. Mack and Mr. Flick have been a part of the fund’s portfolio management team since May 2007.
   Messrs. Leech, Walsh and Flick and Ms. Mack are portfolio managers of Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.
   The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Management fees
During the fiscal year ended October 31, 2007, the fund paid a fee of 0.41% of the fund’s average daily net assets for management services.
   A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.
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Distribution plan
Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.
   The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily assets, of up to 0.25%. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
   In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the
12     Legg Mason Partners Funds

suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
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Share transactions
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and redemptions of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately
14     Legg Mason Partners Funds

reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex.
   A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners Funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as
Legg Mason Partners Variable Adjustable Rate Income Portfolio      15

insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.
Share certificates
The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact Legg Mason Partners Shareholder Services.
16     Legg Mason Partners Funds

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally, 4.00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.
   The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund may invest in securities of foreign issuers and securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
Legg Mason Partners Variable Adjustable Rate Income Portfolio      17

Dividends, distributions and taxes
The fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.
   In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered a separate issuer. So long as the fund qualifies as a “regulated investment company,” and limits sales of its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans, each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with the diversification or investor requirements or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, it is possible that contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.
18     Legg Mason Partners Funds

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund since inception. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. The financial information shown below for periods prior to April 30, 2007 is that of the fund’s predecessor.

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

	2007		2006		2005	2004	2003(1)

Net Asset Value, Beginning of Year	$10.28		$10.18		$10.10	$10.01	$10.00

Income (Loss) From Operations:
Net investment income	0.49		0.42		0.24	0.09	0.01
Net realized and unrealized gain (loss)	(0.17)		(0.01)		(0.05)	0.03	—

Total Income From Operations	0.32		0.41		0.19	0.12	0.01

Less Distributions From:
Net investment income	(0.47)		(0.31)		(0.11)	(0.03)	—

Total Distributions	(0.47)		(0.31)		(0.11)	(0.03)	—

Net Asset Value, End of Year	$10.13		$10.28		$10.18	$10.10	$10.01

Total Return(2)	3.21%		4.09%		1.87%	1.24%	0.10%

Net Assets, End of Year (millions)	$38		$40		$38	$24	$11

Ratios to Average Net Assets:
Gross expenses	1.22	% (3)	1.03%		1.13%	1.31%	4.72	%(4)
Net expenses(5)(6)	0.92	(3)	0.87		0.98	1.00	1.00	(4)
Net investment income	4.62		3.98		2.49	1.19	0.87	(4)

Portfolio Turnover Rate	130	% (7)	45	% (7)	12%	68%	3%

(1)	For the period September 12, 2003 (inception date) to October 31, 2003.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 0.91%, respectively.

(4)	Annualized.

(5)	As a result of a contractual expense limitation, effective October 31, 2005 through February 28, 2007, the ratio of expenses, other than interest brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 1.00%. Prior to October 31, 2005 and effective March 1, 2007, the fund had a 1.00% voluntary expense limitation that maybe terminated at any time.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 77% for the year ended October 31, 2007 and for the year ended October 31, 2006, respectively.

Legg Mason Partners Variable Adjustable Rate Income Portfolio      19

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(Investment Company Act file no. 811-08372) FDXX010662 02/08	Legg Mason Partners
Variable Adjustable Rate
Income Portfolio

The fund’s website does not make available its Prospectus, Statement of Additional Information (SAI) and shareholder reports because the website is currently set up to make available only portfolio holdings information

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same last name and same address. Contact an appropriate representative of a participating life insurance company or a broker/dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until March 10, 2008. After that date, the fund’s address will be Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS February 28, 2008	Legg Mason Partners Variable High Income Portfolio

Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable High Income
Portfolio

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 refers to the fund’s predecessor.

Investments, risks and performance
Investment objectives
Primary: High current income
Secondary: Capital appreciation
Principal investment strategies
Key investments
The fund will invest, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.
   The fund may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers. The risks associated with investments in foreign issuers will generally be more pronounced in emerging market countries. An emerging market country will be considered to be any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank in its annual categorization, as middle- or low-income.
   The fund may invest in securities of any maturity without maintaining average effective portfolio duration within a specified range. Generally, “duration” is a measure of the expected life of a fixed income security. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.
   The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.
   Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

   Despite this flexibility, the fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.
2     Legg Mason Partners Funds

Credit quality
The fund invests primarily in below investment grade securities. Debt securities rated below investment grade (“junk bonds”) are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.
   If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
   In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the lower rating category received from the agency.
Selection process
The portfolio managers attempt to minimize the risk of any individual security by diversifying the fund’s investments across a broad range of issuers and industries. In selecting securities, the portfolio managers consider and compare the relative yields of various types of obligations. The portfolio managers seek to maximize current income by generally purchasing securities of lower credit quality, but offering higher current yield. In selecting securities for the fund, the portfolio managers employ a forward-looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.
The portfolio managers focus on:

•	Companies meeting strict credit criteria
•	Companies with an established history of generating cash flows
•	Stable companies as opposed to turnaround situations
   The portfolio managers select individual debt securities by comparing yield, maturity, issue classification and quality characteristics. Investments in these companies may increase the fund’s potential for capital appreciation and reduce the fund’s credit risk exposure.
   The portfolio managers also employ an active sell strategy to dispose of securities that no longer meet the portfolio managers’ investment criteria.
Legg Mason Partners Variable High Income Portfolio      3

Principal risks of investing in the fund
While investing in high yield securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•	An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests

•	Interest rates rise, causing the prices of debt and fixed-income securities to fall and reducing the value of the fund’s portfolio

•	Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise

•	Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or political, economic or market instability in a foreign country or region

•	An unhedged currency in which a foreign security is priced declines in value relative to the U.S. dollar

•	The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk

•	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

   Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets.
   Some foreign countries in which the fund invests, particularly emerging market countries, have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.
4     Legg Mason Partners Funds

Performance information
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for the last ten calendar years and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Total Returns
Highest and lowest quarterly returns (for periods shown in the bar chart):
Highest: 9.85% in 2nd quarter 2003; Lowest: (6.57)% in 3rd quarter 2001.

Average Annual Total Returns (for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years

Fund	0.31%	9.97%	3.57%

Citigroup High Yield Market 7-10 Year Index(1)	2.10%	10.57%	4.52%

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index(2)	2.26%	10.74%	5.59%

(1)	The Citigroup High Yield Market 7-10 Year Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least 7 years, but less than 10 years. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

(2)	On September 24, 2007, the fund’s benchmark was changed from the Citigroup High Yield Market 7-10 Year Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index to better reflect the composition of the fund’s portfolio holdings. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar denominated, non-investment grade fixed-rate, taxable corporate bond market. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
Legg Mason Partners Variable High Income Portfolio      5

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund is presented in the contract prospectus through which the fund’s shares are offered to you.

Shareholder Fees

(fees paid directly into your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load) on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees	0.60%

Distribution and service (12b-1) fees	None

Other expenses	0.07%

Total annual fund operating expenses	0.67%

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years

Your costs would be (with or without redemption)	$68	$214	$373	$834

6     Legg Mason Partners Funds

More on the fund’s investments
The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.
   The fund’s investment objectives may be changed without shareholder approval.
Equity investments
Although the fund invests primarily in high yield securities, subject to its particular investment policies, the fund may invest up to 20% of its assets in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common stock, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
   Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.
Fixed income investments
Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stock and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities, U.S. and foreign banks, the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises, state and municipal governments, supranational organizations, and foreign governments and their political subdivisions.
   Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Additionally, like equity securities, fixed income securities may also be subject to market risk.
Mortgage-backed and asset-backed securities
The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies, including government related entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable
Legg Mason Partners Variable High Income Portfolio      7

collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent. The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities.
   Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
   Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Warrants and rights
The fund may invest in warrants and rights. Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Investment grade securities
Securities are investment grade if:

•	They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
•	They have received a comparable short-term or other rating; or

•	They are unrated securities that a subadviser believes are of comparable quality to investment grade securities.

High yield, lower quality securities
The fund invests primarily in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by a subadviser to be of comparable quality at the time of
8     Legg Mason Partners Funds

purchase. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.
Foreign investments
The fund may invest in foreign securities.
   Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.
Repurchase agreements
The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.
When-issued securities
The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The fund will set aside the assets to pay for these securities at the time of the agreement.
Certificates of deposit and other short-term investments
The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.
Legg Mason Partners Variable High Income Portfolio      9

Securities lending
The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objectives.
Other investments
The fund also may use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (the “SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are many other factors, which are not described here, that could adversely affect your investment and could prevent the fund from achieving its investment objectives.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the fund’s SAI.
Percentage limitations and requirements
The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.
10     Legg Mason Partners Funds

Management
Manager and subadvisers
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion.
   Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited” and, together with Western Asset, the “subadvisers”) provide the day-to-day portfolio management of the fund as the fund’s subadvisers. The portfolio managers of the fund generally allocate management of U.S. dollar denominated assets of the fund to Western Asset and non-U.S. dollar denominated assets of the fund to Western Asset Limited. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion, and Western Asset Limited’s total assets under management were approximately $100 billion.
   LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
Portfolio managers
The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Detlev S. Schlichter. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been portfolio managers of the fund since March 2006, Mr. Buchanan has been portfolio manager of the fund since February 2007 and Messrs. Schlichter and Gardner became portfolio managers of the fund on May 17, 2007.
   Messrs. Leech and Walsh are portfolio managers of Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.
   Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management beginning in 2003. Mr. Buchanan was also Executive Vice President and Portfolio Manager for Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management since 1998.
Legg Mason Partners Variable High Income Portfolio      11

   Mr. Gardner is a portfolio manager/research analyst with Western Asset and has been employed in the capacity of portfolio manager/research analyst by Western Asset for more than five years.
   Mr. Schlichter is a portfolio manager with Western Asset Limited and has been employed in the capacity of portfolio manager by Western Asset Limited for more than five years. Mr. Schlichter leads a team dedicated to the fund’s investments in non-U.S. dollar- denominated securities of non-U.S. issuers and currency transactions and has had such portfolio management and oversight responsibilities since February 1, 2006.
   The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Management fees
During the fiscal year ended October 31, 2007, the fund paid a fee of 0.60% of the fund’s average daily net assets for management services.
   A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.
Distributor
Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.
   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a
12     Legg Mason Partners Funds

new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
Legg Mason Partners Variable High Income Portfolio      13

Share transactions
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and redemptions of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately
14     Legg Mason Partners Funds

reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder in detected within the fund complex.
   A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners Funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as
Legg Mason Partners Variable High Income Portfolio      15

insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.
Share certificates
The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact Legg Mason Partners Shareholder Services.
16     Legg Mason Partners Funds

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally, 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.
   The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in high yield debt securities and securities of issuers located in emerging markets — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.
Legg Mason Partners Variable High Income Portfolio      17

   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
18     Legg Mason Partners Funds

Dividends, distributions and taxes
The fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.
   In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” and limits sales of its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans, each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with the diversification or investor requirements or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, it is possible that contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.
Legg Mason Partners Variable High Income Portfolio      19

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund for the past five years. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. The financial information shown below for periods prior to April 30, 2007 is that of the fund’s predecessor.

For a share of beneficial interest outstanding throughout each year ended October 31:

	2007		2006	2005		2004	2003

Net Asset Value, Beginning of Year	$7.66		$7.61	$8.02		$7.67	$6.65

Income (Loss) From Operations:
Net investment income	0.61		0.61	0.58		0.58	0.63
Net realized and unrealized gain (loss)	(0.17)		0.06	(0.33)		0.32	1.28

Total Income From Operations	0.44		0.67	0.25		0.90	1.91

Less Distributions From:
Net investment income	(0.60)		(0.62)	(0.66)		(0.55)	(0.89)

Total Distributions	(0.60)		(0.62)	(0.66)		(0.55)	(0.89)

Net Asset Value, End of Year	$7.50		$7.66	$7.61		$8.02	$7.67

Total Return(1)	5.98	% (2)	9.37%	3.14	% (3)	12.33%	31.70%

Net Assets, End of Year (millions)	$251		$274	$287		$279	$237

Ratios to Average Net Assets:
Gross expenses	0.69	% (4)	0.67%	0.66%		0.66%	0.69%
Net expenses	0.68	(4)(5)	0.67 (5)	0.66		0.66 (5)	0.69
Net investment income	7.69		7.62	7.31		7.93	9.53

Portfolio Turnover Rate	61%		73%	20%		33%	36%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

(3)	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

(5)	Reflects fee waivers and/or expense reimbursements.
20     Legg Mason Partners Funds

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(Investment Company Act file no. 811-08372) FDXX010664 02/08	Legg Mason Partners
Variable High Income
Portfolio

The fund’s website does not make available its Prospectus, Statement of Additional Information (SAI) and shareholder reports because the website is currently setup to make available only portfolio holdings information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same last name and same address. Contact an appropriate representative of a participating life insurance company or a broker/dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until March 10, 2008. After that date, the fund’s address will be Legg Mason Partners Funds, 55 Wafer Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS February 28, 2008	Legg Mason Partners Variable Money Market Portfolio

Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners

Variable Money Market Portfolio

Contents

You should know:
An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Investments, risks and performance	2
More on the fund’s investments and related risks	6
Management	9
Share transactions	12
Share price	14
Dividends, distributions and taxes	15
Financial highlights	16
As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 refers to the fund’s predecessor.

Investments, risks and performance
Investment objective
The fund seeks to maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1.00 share price.
Principal investment strategies
Key investments
The fund invests exclusively in high quality U.S. dollar denominated short-term debt securities. These include commercial paper, corporate and municipal obligations, obligations of U.S. and foreign banks, securities of the U.S. government, its agencies or instrumentalities and related repurchase agreements.
Credit quality
The fund invests exclusively in securities rated by a nationally recognized statistical rating organization in the two highest short-term rating categories, or if unrated, determined by the subadviser to be of equivalent quality.
   If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Effective maturity
The fund invests exclusively in securities having remaining effective maturities of 397 days or less and maintains a dollar-weighted portfolio maturity of 90 days or less.
Selection process
In selecting investments for the fund, the portfolio managers look for:

•	The best relative values based on an analysis of interest rate sensitivity, yield and price
•	Issuers offering minimal credit risk
•	Maturities consistent with the portfolio manager’s outlook for interest rates
Principal risks of investing in the fund
Investing in the fund may involve risks. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds, as a result of risks such as:

•	An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines
2     Legg Mason Partners Funds

•	Interest rates rise, causing the prices of debt and fixed-income securities to fall and reducing the value of the fund’s portfolio

•	Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise

•	Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund’s share price more volatile. This is known as extension risk

•	Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or political, economic or market instability in a foreign country or region

•	The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk

•	Sectors or issuers the fund has emphasized fail to perform as expected

•	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

   The fund may also invest in securities issued by certain enterprises sponsored by the U.S. government. Indebtedness of such enterprises whose securities may be held by the fund, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not backed by the full faith and credit of the U.S. government and is thus subject to the risk of default in the issuers. The fund will invest in such securities only after determining that the securities present minimal credit risk.
Performance information
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for the last ten calendar years and by showing how the fund’s average annual returns compare with the returns of the 90-day U.S. Treasury Bill Index. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Legg Mason Partners Variable Money Market Portfolio      3

Risk return bar chart
The bar chart shows the performance of the fund’s shares for each of the last ten calendar years.
Total Returns
Highest and lowest quarterly returns (for periods shown in the bar chart):
Highest: 1.55% in 3rd quarter 2000; Lowest: 0.14% in 2nd quarter 2004.

Average Annual Total Returns (for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years

Fund	4.92%	2.76%	3.45%

90-day U.S. Treasury Bill Index	4.74%	2.95%	3.62%

(1)	The 90-day U.S. Treasury Bill Index is an unmanaged index which is an average of the last ninety days’ United States Treasury Bills. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
4     Legg Mason Partners Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in shares. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund is presented in the contract prospectus through which the fund’s shares are offered to you.

Shareholder Fees

(paid directly from your investment)

Maximum sales charge (load) on purchases	None

Maximum deferred sales charge (load) on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees(1)	0.45%

Distribution and service (12b-1) fees	None

Other expenses	0.04%

Total annual fund operating expenses(2)	0.49%

Example
This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years

Your costs would be (with or without redemption)	$50	$157	$274	$615

(1)	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.45% on assets up to and including $1 billion; 0.425% on assets in excess of $1 billion and up to and including $2 billion; 0.40% on assets in excess of $2 billion and up to and including $5 billion; 0.375% on assets in excess of $5 million and up to and including $10 billion; and 0.35% on assets in excess of $10 billion.

(2)	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.25% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be modified or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Partners Variable Money Market Portfolio      5

More on the fund’s investments and related risks
The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.
   The fund’s investment objective may be changed without shareholder approval.
Fixed income investments
The fund invests in high quality short-term U.S. dollar denominated fixed income securities. Fixed income investments include notes (including structured notes), Yankee dollar instruments, and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities, U.S. and foreign banks, the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments, and supranational organizations.
   Fixed income securities may have fixed rates, adjustable rates or floating rates.
High quality securities
Securities are investment grade if:

•	They are rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization;
•	They are securities of issuers that have received comparable short-term ratings for other short-term debt securities; or

•	They are unrated securities that the subadviser believes are of comparable quality to high quality securities.

Mortgage-backed and asset-backed securities
The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent. The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities.
   Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund
6     Legg Mason Partners Funds

may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
   Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.
Foreign investments
The fund may invest in U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.
   Investments in securities of foreign entities involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments.
Securities lending
The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
Repurchase agreements
The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The
Legg Mason Partners Variable Money Market Portfolio      7

repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.
When-issued securities
The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The fund will set aside the assets to pay for these securities at the time of the agreement.
Certificates of deposit and other short-term investments
The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (the “SAI”).
Other investments
The fund may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Percentage limitations and requirements
The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.
8     Legg Mason Partners Funds

Management
Manager and subadviser
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion.
   Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as the fund’s subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion.
   LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
Portfolio managers
The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Martin Hanley, S. Kenneth Leech, Stephen A. Walsh and Kevin K. Kennedy. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Mr. Hanley has been a portfolio manager of the fund since the fund’s inception in 1994. Messrs. Leech, Walsh and Kennedy have been portfolio managers of the fund since 2007.
Management fees
During the fiscal year ended October 31, 2007, the fund paid a fee of 0.45% of the fund’s average daily net assets for management services.
   A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.
Distribution plan
Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.
   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
Legg Mason Partners Variable Money Market Portfolio      9

   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment advisor or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed,
10     Legg Mason Partners Funds

to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
Legg Mason Partners Variable Money Market Portfolio      11

Share transactions
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and redemptions of fund shares
Money market funds are often used by investors for short-term investments, and investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of the fund has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the
12     Legg Mason Partners Funds

efficient management of the portfolio by the manager, which could detract from the fund’s performance. The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is largely dependent on the ability of the insurance company sponsors of these separate accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund’s shares will not occur.
Share certificates
The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact Legg Mason Partners Shareholder Services.
Legg Mason Partners Variable Money Market Portfolio      13

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.
   Unless there are extraordinary or unusual circumstances, the fund uses the amortized cost method to value its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.
14     Legg Mason Partners Funds

Dividends, distributions and taxes
The fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.
   In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” and limits sales of its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans, each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with the diversification or investor requirements or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, it is possible that contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.
Legg Mason Partners Variable Money Market Portfolio      15

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund for the past five years. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. The financial information shown below for periods prior to April 30, 2007 is that of the fund’s predecessor.

For a share of beneficial interest outstanding throughout each year ended October 31:

	2007(1)		2006(1)	2005(1)	2004(1)(2)	2003(1)(2)

Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Income (Loss) From Operations:
Net investment income	0.049		0.043	0.024	0.007	0.007
Net realized gain (loss)(3)	0.000		(0.000)	(0.000)	0.000	0.000

Total Income From Operations	0.049		0.043	0.024	0.007	0.007

Less Distributions From:
Net investment income	(0.049)		(0.043)	(0.024)	(0.007)	(0.007)

Total Distributions	(0.049)		(0.043)	(0.024)	(0.007)	(0.007)

Net Asset Value, End of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Total Return(4)	4.97%		4.41%	2.44%	0.71%	0.74%

Net Asset Value, End of Year (millions)	$507		$483	$481	$511	$599

Ratios to Average Net Assets:
Gross expenses	0.50	%(5)	0.50%	0.52%	0.53%	0.53%
Net expenses(6)	0.50	(5)(7)	0.49 (7)	0.52 (7)	0.53 (7)	0.53
Net investment income	4.86		4.33	2.41	0.71	0.75

(1)	For a share of capital stock outstanding for the period prior to April 30, 2007.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.0005 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(5)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.49%.

(6)	As a result of voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the fund will not exceed 1.25%.

(7)	Reflects fee waivers and/or expense reimbursements.
16     Legg Mason Partners Funds

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(Investment Company Act file no. 811-06310) FDXX01663 2/08	Legg Mason Partners
Variable Money Market Portfolio

The fund’s website does not make available its Statement of Additional Information (“SAI”) and shareholder reports, because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same last name and same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until March 10, 2008. After that date, the fund’s address will be Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

February 28, 2008

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable High Income Portfolio
Legg Mason Partners Variable Adjustable Rate Income Portfolio
Legg Mason Partners Variable Money Market Portfolio

125 Broad Street
New York, New York 10004
(until March 10, 2008)

55 Water Street
New York, New York 10041
(after March 10, 2008)

(800) 451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectuses of Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Variable Money Market Portfolio (each, a “Fund”), each dated February 28, 2008, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each of the Funds assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. The Funds are series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of each Fund’s predecessor.

Shares of each Fund are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity and variable life insurance contracts (the “Contracts”) and certain qualified plans. The Separate Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the Contract prospectus. Shares of each Fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a Fund may be suspended from time to time and the Trust reserves the right to reject any specific purchase order.

Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. Each Fund’s prospectus and copies of these reports may be obtained free of charge from designated insurance companies offering Separate Accounts which fund Contracts and qualified pension and retirement plans, or by writing or calling the Trust at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as each Fund’s sole and exclusive distributor.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

MANAGEMENT

The business affairs of the Funds are managed by or under the direction of the Board of Trustees (the “Board”).  The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Funds who are not “interested persons” of the Funds (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and executive officers of the Funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason, Inc. (“Legg Mason”) the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The following information relates to the Trust’s recently elected Board of Trustees.

Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); formerly Special Adviser to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	68	None

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	68	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Fund	Served**	During Past 5 Years	by Trustee	Past 5 Years

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

Susan B. Kerley Born 1951	Trustee	Since 1990	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Fund	Served**	During Past 5 Years	by Trustee	Past 5 Years

Interested Trustee:
R. Jay Gerken, CFA Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/ Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	137	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Term of Office*
and Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served**	During Past 5 Years

Officers:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 150 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates. Previously, Chairman, SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Term of Office*
and Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served**	During Past 5 Years

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 125 Broad Street New York, NY 10004	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007). Previously, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

David Castano Born 1971 125 Broad Street New York, NY 10004	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007). Previously, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004). Prior to 2003, Accounting Manager at CAM

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Funds receive no compensation from the Funds, although they may be reimbursed by the Funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Governance Committee, Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Governance and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the Funds’ audit, the Funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, and the qualifications and independence of the Funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Board is recently elected and is newly constituted as the Board that oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The newly constituted Board met four times during the Funds’ last fiscal year. The Audit, Governance, Performance and Pricing Committees are recently established committees of this Board and met two, two, two, and six times, respectively, during the Funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Aggregate Dollar
	Dollar Range			Range of Equity
	of Equity			Securities in
	Securities in			Registered Investment
	Each Fund(1)			Companies Overseen
Name	HI	MM	ARI	by Trustee(1)

Independent Trustees:
Elliott J. Berv	A	A	A	A
A. Benton Cocanougher	A	A	A	E
Jane F. Dasher	A	A	A	E
Mark T. Finn	A	A	A	E
Rainer Greeven	A	A	A	C
Stephen Randolph Gross	A	A	A	A
Richard E. Hanson, Jr.	A	A	A	E
Diana R. Harrington	A	A	A	C
Susan M. Heilbron	A	A	A	C
Susan B. Kerley	A	A	A	E
Alan G. Merten	A	A	A	E
R. Richardson Pettit	A	A	A	E
Interested Trustee:
R. Jay Gerken	A	A	A	E

HI  = Legg Mason Partners Variable High Income Portfolio

MM = Legg Mason Partners Variable Money Market Portfolio

ARI = Legg Mason Partners Variable Adjustable Rate Income Portfolio

(1)	Dollar Range Holdings:

A.	None

B.	$1-$10,000

C.	$10,001-$50,000

D.	$50,001-$100,000

E.	Over $100,000

As of January 15, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited,” and together with Western Asset, the “subadvisers”), LMIS, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, the subadvisers or the distributor of the Funds.

Information regarding compensation paid by the Funds to their recently elected Board and to their prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Funds pay a pro rata share of the Trustee fees based upon asset size. Each of the Funds currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates their pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the chairs of the Audit Committee and the Performance Committee will each receive an additional $15,000 per year.

Recently Elected Board

Information as to the compensation paid to the Trustees for the fiscal year ended October 31, 2007 and the calendar year ended December 31, 2006 is shown in the following tables.

				Total Pension		Number of
				or Retirement	Total	Portfolios
				Benefits Paid	Compensation	in Fund
	Aggregate Compensation			as Part of	from Fund	Complex
	from the			Fund	Complex Paid	Overseen
	Funds for Fiscal			Expenses	to Trustee	by Trustee
	Year Ended			for Fiscal	for Fiscal	for Fiscal
	October 31, 2007			Year Ended	Year Ended	Year Ended
Name	HI	MM	ARI	October 31, 2007	October 31, 2007	October 31, 2007

Independent Trustees:
Elliott J. Berv	$216	$418	$33	(1)	$180,000	68
A. Benton Cocanougher	$245	$473	$38	(1)	$204,750	68
Jane F. Dasher	$375	$421	$48	$0	$174,025	68
Mark T. Finn	$216	$418	$33	(1)	$18,000	68
Rainer Greeven	$1,987	$2,818	$1,077	$0	$163,100	68
Stephen Randolph Gross	$232	$448	$36	(1)	$192,125	68
Richard E. Hanson, Jr.	$216	$418	$33	$0	$163,775	68
Diana R. Harrington	$231	$444	$35	(1)	$191,125	68
Susan M. Heilbron	$1,926	$1,288	$1,065	$0	$164,000	68
Susan B. Kerley	$216	$418	$33	(1)	$73,500	68
Alan G. Merten	$216	$418	$33	(1)	$180,000	68
R. Richardson Pettit	$212	$408	$32	(1)	$177,000
Interested Trustee:
R. Jay Gerken(2)	$0	$0	$0	$0	$0	137

HI  = Legg Mason Partners Variable High Income Portfolio

MM = Legg Mason Partners Variable Money Market Portfolio

ARI = Legg Mason Partners Variable Adjustable Rate Income Portfolio

(1)	In 2007, certain Trustees received payment of certain benefits to which they were entitled pursuant to prior retirement plans, as reflected in the table below.

(2)	Mr. Gerken was not compensated for his service as Trustee because of his affiliation with the manager.

						Number of
				Total Pension		Portfolios in
				or Retirement	Total	Fund
				Benefits Paid	Compensation	Complex
	Aggregate Compensation			as Part of	from Fund	Overseen
	from the			Fund Expenses	Complex Paid to	by Trustee
	Funds for Calendar			for Calendar	Trustee for Calendar	for Calendar
	Year Ended			Year Ended	Year Ended	Year Ended
	December 31, 2006(1)(2)			December 31,	December 31,	December 31,
Name	HI	MM	ARI	2006(1)	2006(1)(2)	2006(1)

Independent Trustees:
Elliott J. Berv	$0	$0	$0	(3)	$154,500	37
A. Benton Cocanougher	$0	$0	$0	(3)	$161,000	37
Jane F. Dasher	$0	$0	$0	$0	$86,100	27
Mark T. Finn	$0	$0	$0	(3)	$179,385	37
Rainer Greeven	$6,537	$8,994	$3,548	$0	$74,000	11
Stephen Randolph Gross	$0	$0	$0	(3)	$191,000	37
Richard E. Hanson, Jr.	$0	$0	$0	$0	$80,900	27
Diana R. Harrington	$0	$0	$0	(3)	$159,625	37
Susan M. Heilbron	$5,824	$8,281	$2,835	$0	$66,200	11
Susan B. Kerley	$0	$0	$0	(3)	$173,000	37
Alan G. Merten	$0	$0	$0	(3)	$148,500	37
R. Richardson Pettit	$0	$0	$0	(3)	$154,500	37
Interested Trustee:
R. Jay Gerken(4)	$0	$0	$0	$0	$0	162

HI = Legg Mason Partners Variable High Income Portfolio

MM = Legg Mason Partners Variable Money Market Portfolio

ARI = Legg Mason Partners Variable Adjustable Rate Income Portfolio

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end for ease of comparison.

(2)	Messrs. Greeven and Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former boards an additional meeting related to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.

(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

(4)	Mr. Gerken was not compensated for his service as Trustee because of his affiliation with the manager.

Prior Board

For the calendar year ended December 31, 2006, the former Directors of the Funds were paid the compensation listed below for service as Directors.

				Total Pension
				or Retirement	Total Compensation	Number of Funds in
	Aggregate Compensation			Benefits Accrued	from Fund	Fund Complex
	from Funds			as Part of Funds’	Complex Paid	Overseen by
	for Calendar			Expenses	to Director	Director
	Year Ended			for Calendar	for Calendar	for Calendar
	December 31, 2006			Year Ended	Year Ended	Year Ended
Name	HI	MM	ARI	December 31, 2006	December 31, 2006	December 31, 2006

Independent Directors:
Robert A. Frankel	$5,932	$8,388	$2,942	(1)	$162,850	18
Michael Gellert	$5,604	$8,061	$2,615	(1)	$63,700	11
Rainer Greeven(2)	$6,537	$8,994	$3,548	$0	$74,000	11
Susan M. Heilbron	$5,824	$8,281	$2,835	$0	$66,200	11
Interested Director:
R. Jay Gerken(3)	$0	$0	$0	$0	$0	162

HI = Legg Mason Partners Variable High Income Portfolio

MM = Legg Mason Partners Variable Money Market Portfolio

ARI = Legg Mason Partners Variable Adjustable Rate Income Portfolio

(1)	Pursuant to prior emeritus retirement plans, the following former Directors have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Estate of Victor Atkins: $727,970; Robert A. Frankel: $489,636; and Michael Gellert: $238,847. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Director elected to receive them in a lump sum at net present value. The funds no longer overseen by these Directors will pay their pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have reimbursed the funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

(2)	Mr. Greeven also received $5,000 during 2006 for attending on behalf of his former Boards an additional meeting related to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the Funds.

(3)	Mr. Gerken was not compensated for his service as Director because of his affiliation with the manager.

As of January 15, 2008, all Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

To the knowledge of the Funds, as of January 15, 2008, the following persons owned beneficially or of record 5% or more, as indicated, of the shares of each Fund.

Fund	Name and Address	Percent of Shares

Legg Mason Partners Variable High Income Portfolio	Metlife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	65.286%
	Metlife Insurance Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	31.8117%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	Metlife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	49.101%
	Metlife Insurance Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	41.239%
	Metlife Investors USA Ins Co Metlife Investors USA Separate Account A 5 Park Plz Ste 1900 Irvine, CA 92614-2549	8.4419%
Legg Mason Partners Variable Money Market Portfolio	Metlife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	57.89%
	Metlife Insurance Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	29.75%
	Metlife Investors USA Ins Co Metlife Investors USA Separate Account A 5 Park Plz Ste 1900 Irvine, CA 92614-2549	8.84%

INVESTMENT OBJECTIVES AND STRATEGIES

Each of the Funds is registered under the 1940 Act as an open-end, diversified management investment company.

Each Fund’s prospectus discusses the Fund’s investment objective and policies. The following discussion supplements the description of each Fund’s investment policies in its prospectus.

Investment Objectives

Set forth below are the Funds’ investment objectives. None of the objectives is fundamental and thus, it may be changed by the Trustees without shareholder approval. There is no guarantee that any Fund will achieve its objective or objectives.

Legg Mason Partners Variable High Income Portfolio seeks primarily high current income. Capital appreciation is a secondary objective.

Legg Mason Partners Variable Adjustable Rate Income Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Legg Mason Partners Variable Money Market Portfolio seeks to maximize current income consistent with the preservation of capital. The Fund also seeks to maintain a stable $1 share price.

Investment Strategies

Set forth below is a discussion of certain investment strategies for each Fund. Refer to the “Investment Practices” and “Risk Factors” sections of this SAI for further information.

Legg Mason Partners Variable High Income Portfolio

The Fund will invest, under normal conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.

The Fund may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers. The risks associated with investments in foreign issuers will generally be more pronounced in emerging market countries. An emerging market country will be considered to be any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank in its annual categorization, as middle- or low-income.

The Fund may invest in securities of any maturity without maintaining average effective portfolio duration within a specified range. Generally, “duration” is a measure of the expected life of a fixed income security. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.

The Fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The Fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Despite this flexibility, the Fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the Fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of Fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.

The Fund invests primarily in below investment grade securities. Debt securities rated below investment grade (“junk bonds,”) are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the Fund will treat the security as being rated in the lower rating category received from the agency.

Legg Mason Partners Variable Adjustable Rate Income Portfolio

The Fund normally invests at least 80% of the value of its net assets in adjustable rate securities or other investments with similar economic characteristics. The Fund may also invest up to 20% of its net assets in fixed rate debt securities. The Fund is also permitted to invest up to 20% of its net assets, including any borrowings, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the Fund’s subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

The securities in which the Fund may invest include mortgage-backed securities (“MBSs”) (including U.S. government and privately issued MBSs), asset-backed securities (“ABSs”), collateralized mortgage obligations (“CMOs”) and mortgage-related derivative securities, including government stripped MBSs (“SMBSs”), U.S. government securities, bank loan securities and corporate debt securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued ABSs in which the Fund may invest may represent interests in various types of underlying receivables such as mortgage loans, home equity loans and automobile and credit card receivables.

U.S. government obligations are securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Investments in U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation ((Freddie Mac), are not necessarily backed by the full faith and credit of the United States.

Unlike fixed rate securities, the interest rates of adjustable rate MBSs and ABSs are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the Fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the Fund invested primarily in fixed rate securities.

The Fund may, from time to time, borrow money to buy additional securities. The Fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The Fund may borrow up to 33 1/3% of the value of its total assets.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The Fund may engage in a variety of transactions using derivatives, such as futures contracts, options on securities and securities indices and options on these futures, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

The Fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The Fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the Fund. The Fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

Despite this flexibility, the Fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the Fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of Fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.

The Fund primarily invests in U.S. government securities and securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization. The Fund may invest up to 20% of its net assets, including borrowings, in securities rated below investment grade at the time of purchase, or, if unrated, deemed to be of a comparable credit quality by the subadviser.

Securities rated below investment grade (“junk bonds”) are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity of a security is extended, the Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

The Fund may invest in securities of any maturity, but will normally maintain an average effective duration of less than or equal to one year. Generally, “duration” is a measure of the expected life of a fixed income security. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present value of the cash to be received at the corresponding future point in time. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.

Legg Mason Partners Variable Money Market Portfolio

The Fund invests exclusively in high quality U.S. dollar denominated short-term debt securities. These include commercial paper, corporate and municipal obligations, obligations of U.S. and foreign banks, securities of the U.S. government, its agencies or instrumentalities and related repurchase agreements.

The Fund invests exclusively in securities rated by a nationally recognized statistical rating organization in the two highest short-term rating categories, or if unrated, determined by the subadviser to be of equivalent quality.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

The Fund invests exclusively in securities having remaining effective maturities of 397 days or less and maintains a dollar-weighted portfolio maturity of 90 days or less.

The Fund’s investments are limited to dollar denominated instruments that the Board determines present minimal credit risks and that are Eligible Securities at the time acquired by the Fund. The term Eligible Securities includes securities rated by the “Requisite NRSROs” in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the “SEC”) are S&P, Moody’s, Fitch Inc. and Dominion Bond Rating Service Ltd. See Appendix A for a discussion of the ratings categories of the NRSROs.

The Fund may enter into repurchase agreements collateralized by U.S. government securities with any broker-dealer or other financial institution that is deemed creditworthy by Western Asset, under guidelines approved by the Company’s Board. The Fund will not enter into a repurchase agreement on behalf of the Fund if, as a result thereof, more than 10% of the Fund’s net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

The following are also permitted investments for the Fund:

High Quality Commercial Paper.  The Fund’s purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The Fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

High Quality Corporate Obligations.  Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody’s or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The Fund will invest in corporate obligations only with remaining maturities of 13 months or less.

Bank Obligations.  Obligations (including CDs, bankers’ acceptances and fixed TDs) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation (“FDIC”) (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the Fund will not be fully insured. The Fund currently intends to limit its investment in fixed TDs with an ultimate maturity of from two business days to six months and will invest in such TDs only if, when combined with other illiquid assets of the Fund, not more than 10% of its assets would be invested in all such instruments. The Fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic CDs. The Fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Fund may invest in fixed TDs of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by Western Asset in selecting investments for the Fund. See “Risk Factors.”

INVESTMENT PRACTICES

Each of the following investment practices is subject to any limitations set forth under “Investment Objectives and Management Policies” or under “Investment Restrictions.” See “Risk Factors” for additional information about the risks of these investment practices.

Fixed-Income Securities

Corporate Debt Obligations (each Fund).  Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (each Fund).  Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities (“U.S. government securities”) in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration (“FHA”), Farmers Home Administration, Export-Import Bank of the United States, U.S. Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Company. Direct obligations of the U.S. Treasury include bills, certificates of indebtedness, notes and bonds which differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the U.S. Other instruments, such as obligations of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury. Still other instruments such as obligations of FNMA and the Student Loan Marketing Association are supported only by the credit of the instrumentality and not backed by the full faith and credit of the U.S. government. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Funds will not invest in obligations issued by an instrumentality of the U.S. government unless a subadviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by a Fund.

Debt Obligations Generally (each Fund except Legg Mason Partners Variable Money Market Portfolio).  The Funds may invest in a variety of debt and fixed-income securities. These securities share three principal risks: first, the level of interest income generated by the Fund’s fixed-income investments may decline due to a decrease in market interest rates. Thus, when fixed-income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income investments will generally decline. The magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Fund’s net asset value. In addition, certain fixed-income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).  Each Fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a Funds is typically authorized to assert its rights directly against the issuer of the underlying obligation, the Funds may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Mortgage-Backed Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio). Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by GNMA or issued by FNMA or FHLMC; (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a U.S. government guarantee but usually having some form of private credit enhancement.

Fixed Rate MBSs (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  Fixed rate MBSs in which the Fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States Government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  The Fund may invest in SMBSs, which are derivative multi-class MBSs typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the Fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the Fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying Mortgage Assets experience greater-than-anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Asset-Backed Securities (each Fund).  An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an ABS, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage related securities, the loans underlying ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

Each Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large number of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to a Fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in a Fund’s experiencing difficulty in valuing ABSs.

Mortgage-Backed Securities and Asset-Backed Securities Issued by Non-governmental Entities (each Fund).  Certain of the MBSs, as well as certain of the ABSs, in which a Fund may invest will be issued by private issuers, and therefore, may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the U.S. government, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike MBSs issued or guaranteed by the U.S. government or one of its sponsored entities, MBSs issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBSs that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBSs that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBSs may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBSs and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBSs pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBSs that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Fund purchases subordinated MBSs, the subordinated MBSs may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued MBSs are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBSs held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable Rate Securities (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  The Fund will invest at least 80% of its net assets in adjustable rate securities (“Adjustable Rate Securities”), consisting principally of MBSs and ABSs. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the Fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by assets other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Among the specific types of MBSs in which the Fund may invest are adjustable rate mortgages (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

Indices (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (the 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the Fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The Fund will not seek to maintain an overall average cap or floor, although Western Asset will consider caps or floors in selecting Adjustable Rate Securities for the Fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the Fund invests generally will act as a buffer to reduce sharp changes in the Fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the Fund’s MBSs will allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The Fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

Credit Enhancements (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. Western Asset will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the Fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The Fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Collateralized Mortgage Obligations (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  The Fund may invest in MBSs taking the form of CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”) (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

U.S. Government Agencies or Instrumentalities.  MBSs issued or guaranteed by agencies or instrumentalities of the United States government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

Government National Mortgage Association.  GNMA is a wholly owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association.  FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation.  FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of MBSs.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration.  The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

Loan Participations, Assignments and Other Direct Indebtedness (Legg Mason Partners Variable High Income Portfolio).  The Fund may invest a portion of its assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Fund’s having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy.

Corporate Loans (each Fund except Legg Mason Partners Variable Money Market Portfolio).  The Fund may invest in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on the Fund’s net asset value. Corporate loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or that are secured with collateral.

The Fund may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the Fund having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the Fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value. The Fund’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

Foreign Investments

Depositary Receipts (each Fund except Legg Mason Partners Variable Money Market Portfolio).  For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

Emerging Markets (each Fund except Legg Mason Partners Variable Money Market Portfolio).  An emerging market country will be considered to be any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank in its annual categorization, as middle- or low-income. The JP Morgan EMBI Global Index country and regional composition currently includes 27 countries, including Argentina, Brazil, Mexico, South Korea, Russia, Venezuela, Philippines, Poland, Malaysia, Panama, Bulgaria, Nigeria, China, Ecuador, Peru, Columbia, Morocco, Greece, Turkey, Hungary, Croatia, Lebanon, South Africa, Algeria, Thailand, Chile and Cote d’Ivoire. The World Bank’s list of countries categorized as low- or middle-income includes a total of 152 counties in its index, including the 27 countries included in the JP Morgan EMBI Global Index. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the market of developing countries have been more volatile than the markets of the more mature economies of developed countries. See “Risk Factors — Securities of Emerging Markets.”

The manager or subadviser determines an issuer’s principal trading market for its securities and the source of its revenues and assets. The issuer’s principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Money Market Securities

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each held by the Fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and time deposits issued by foreign banks and foreign branches of U.S. banks, the subadviser will carefully evaluate such investments on a case-by-case basis.

Commercial Paper (each Fund).  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, except Legg Mason Partners Variable Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such Fund’s net assets would be invested in such notes and other illiquid securities. Legg Mason Partners Variable Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

High Quality Municipal Obligations (each Fund).  Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+, A-1, AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody’s or, if not rated, are determined by Western Asset to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the Fund’s yield. The Fund will not invest more than 10% of its total assets in municipal obligations.

Certificates of Deposit (each Fund).  Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

Bankers’ Acceptances (each Fund).  Bankers’ acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Letters of Credit (each Fund).  The Funds may also engage in trades of commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the sub-advisor (and, if applicable, LMPFA), are of investment quality comparable to other permitted investments of the Fund may be used for letters of credit-backed investments.

Equity Securities

Common Stocks (each Fund except Legs Mason Partners Variable Money Market Portfolio).  Each Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).  Each Fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).  Each Fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Warrants or Rights (each Fund except Legg Mason Partners Variable Money Market Portfolio).  Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”) (each Fund except Legg Mason Partners Variable Money Market Portfolio).  Each Fund may invest without limitations in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Investment Company Securities (each Fund).  Subject to applicable statutory and regulatory limitations, each Fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent each Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

Each Fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, a Fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

Other Investment Practices

Illiquid and Restricted Securities (each Fund).  Each Fund (except Legg Mason Partners Variable Money Market Portfolio) may invest up to 15% of its net assets in securities that are restricted as to resale (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”).

Legg Mason Partners Variable Money Market Portfolio may invest up to 10% of its net assets in such securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the 1933 Act and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale. Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a Fund’s restriction on illiquid investments. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Collateralized Debt Obligations (each Fund other than Legg Mason Partners Variable Money Market Portfolio).  The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of ABSs. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

Repurchase Agreements (each Fund).  Each Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at an agreed-upon future date, normally the next business day. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York’s list of primary reporting dealers, in each case meeting Western Asset’s (and, if applicable, LMPFA’s or Western Asset Limited’s) credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Fund holds the security and which is not related to the coupon rate on the purchased security. If the seller defaults, realization upon the collateral by the Fund may be delayed or limited or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. It is the policy of each Fund (except the Legg Mason Partners Variable Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a Fund amount to more than 15% of that Fund’s net assets. The Legg Mason Partners Variable Money Market Portfolio may not invest in such securities if any such investment together with any other illiquid assets held by it amount to more than 10% of its total assets.

Reverse Repurchase Agreements (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the Fund’s overall borrowing limitation.

Borrowing and Leverage (each Fund).  Each Fund may borrow from banks, on a secured or unsecured basis. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Legg Mason Partners Variable Adjustable Rate Income Portfolios is the only funds that will utilize leverage. Should any Fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

“Dollar Roll” Transactions (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  The Fund may enter into “dollar roll” transactions pursuant to which the Fund sells fixed-income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

Since the Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Fund that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Fund and will be subject to the Fund’s overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. The Fund does not consider dollar rolls to be borrowings, at the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

Securities Lending (each Fund).  Each Fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees.

Management will limit such lending to not more than the percentages shown below:

Limit as a %
Fund	of Total Assets

Legg Mason Partners Variable High Income Portfolio	20%
Legg Mason Partners Variable Money Market Portfolio	33 1/3%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	33 1/3%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing Funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the Fund’s right to vote the securities.

When-Issued, Delayed Delivery and Forward Commitment Securities.  Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each Fund’s custodian will maintain, in a segregated account on behalf of the Fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the Fund’s purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share. To the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box (each Fund except Legg Mason Partners Variable Money Market Portfolio).  Each Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian.

Transactions Involving Eurodollar Instruments (Legg Mason Partners Variable Adjustable Rate Income Portfolio).  The Fund may from time to time purchase or sell Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

Subordinated Securities (Legg Mason Partners Variable High Income Portfolio).  The Fund may also invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivative Instruments — Options, Futures and Other Strategies (each Fund except Legg Mason Fanners Variable Money Market Portfolio).

General.  Each Fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in each prospectus, this SAI or by applicable law, each Fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a Fund. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a Fund. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return. A Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Certain Risks Associated with Hedging Strategies.  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. Each Fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because its subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. Each Fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Each Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that each Fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives a Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities.  Options may result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices.  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund, as a call writer, will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts.  A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A Fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and a Fund’s investment policies, a Fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a Fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of a Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of a Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, a Fund realizes a gain, or if it is less, the Fund realizes a loss. A Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures.  The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a Fund’s investment policies, a Fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies — Special Considerations (Legg Mason Partners Variable High Income Portfolio).  The Fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The Fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Fund’s subadvisers believe will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts (Legg Mason Partners Variable High Income Portfolio).  The Fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if the Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadvisers’ skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Fund’s subadvisers anticipate. There is no assurance that the subadvisers’ use of forward currency contracts will be advantageous to the Fund or that the subadvisers will hedge at an appropriate time.

Combined Positions.  A Fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.

Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover.  A Fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars.  Each Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield because, and to the extent, these agreements affect a Fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

Each Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the Fund’s cost to enter into the credit default swap.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. Each Fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the Fund.

Flexibility.  Generally, the foregoing is not intended to limit a Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each Fund as broadly as possible. Statements concerning what a Fund may do are not intended to limit other any activity. Each Fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or each prospectus.

Preferred Stocks and Equity Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).  The Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets, but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, the Funds may receive stocks or warrants as result of an exchange or tender of fixed-income securities.

Commercial Paper and Other Short-Term Investments (each Fund).  Each Fund may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Funds may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of 1933 Act. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Funds may or may not regard such securities as illiquid, depending on the circumstances of each case. A Fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers’ acceptances) of banks and savings and loan institutions.

Temporary Investments (each Fund).  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If a Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other Investments (each Fund).  In addition to the foregoing, a Fund may investment in instruments that exist or that may develop in the future if the manager or subadviser, as applicable, believes such instruments to be commensurate with appropriate risk assumption and pursuit of the Fund’s objective.

RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the Funds’ prospectuses.

General.  Investors in each Fund other than Legg Mason Partners Variable Money Market Portfolio should realize that risk of loss is inherent in the ownership of any securities and that each Fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Fixed-Income Securities.  Investments in fixed-income securities may subject the Funds to risks, including the following.

Interest Rate Risk.  When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk.  Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.  Fixed-income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (in general).  Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the Funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a Fund. In addition, a Fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

Securities of Emerging Markets.  Because of the special risks associated with investing in emerging markets, an investment in a Fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Funds could lose a substantial portion or all of their investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Funds’ investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.

Accordingly, if a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Economic and Monetary Union (EMU).  As part of EMU, on January 1, 1999, eleven European countries adopted a single common currency — the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Funds’ portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Funds.

Sovereign Debt.  Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a Fund’s net asset value, to a greater extent than the volatility inherent in domestic fixed-income securities.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund’s investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody’s. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks.  The Funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each Fund’s shares and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Real Estate Investment Trusts.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities.  The values of these securities may be highly volatile as interest rates rise or fall. In addition, a Fund’s investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the Fund each year.

The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Ratings Categories.  General. In general, the ratings of NRSROs represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a Fund as initial criteria for the selection of portfolio securities, but each Fund also will rely upon the independent advice of its manager or subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer’s management, and regulatory matters.

Investment Grade Categories.  Fixed-income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/BBB or better. For a description of the ratings, see Appendix A.

Lower-Rated and Non-Rated Securities.  The Funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these Funds.

Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a Fund, with a commensurate effect on the value of the Fund’s shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a Fund to purchase and also may restrict the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities of Unseasoned Issuers.  The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage.  Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed Funds exceeds the interest and other charges the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a Fund.

Repurchase and Reverse Repurchase Agreements.  In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations or Assignments.  The Funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio securities and calculating its net asset value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A Fund’s ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund’s portfolio investments. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on management’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a Fund will include them in the limitations on investments in illiquid securities described below under “Investment Restrictions.”

Lending Portfolio Securities.  In lending securities to brokers, dealers and other financial organizations, a Fund will be subject to risks, which, like those associated with other extensions of credit, include the possible delays in realizing on, or loss of, collateral should the borrower fail financially.

Derivative Instruments.  In accordance with its investment policies, a Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk:  The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:  Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative Fund in order to achieve an average portfolio volatility that is within the expected range for that type of Fund.

Credit risk:  The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:  Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

Correlation risk:  There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio managers to assess the risk and reward of each such instrument in relation the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products.  The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

With respect to interest rate swaps, each Fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the Fund’s investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the Fund’s ability to offset the swap at any time.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, and the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

In connection with its transactions in futures, options, swaps and forwards, each Fund may be required to place assets in a segregated account with the Fund’s custodian bank to ensure that the Fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund’s assets could impede implementation of the Fund’s investment policies or the Fund’s ability to meet redemption requests or other current obligations.

Particular Risks of Futures Contracts.  The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a Fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the Fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Mortgage-Backed and Asset-Backed Securities.  Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by a Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Asset-backed securities may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than ABSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Adjustable Rate Securities.  The types of securities in which the Legg Mason Partners Variable Adjustable Rate Income Portfolio will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. Western Asset will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the Fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by the Fund will reduce the effect on the net asset value of Fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the Fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the Fund, the greater the potential for fluctuations in the Fund’s net asset value.

Investors in the Fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the Fund in response to market interest rates. The Fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of “locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to the Fund and its shareholders from an increase in the Fund’s net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the Fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the Fund should not be viewed as consistent with an objective of seeking capital appreciation.

Options and Futures Markets.  Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Western Asset’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the Fund may leave the Fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on Western Asset’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributor or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed-income funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Funds, nor Legg

Mason nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the Board.

Currently, the Funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter-end
Lipper	Quarterly	25 days after quarter-end
S&P	Quarterly	25 days after quarter-end
Morningstar	Quarterly	25 days after quarter-end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter-end
Mercer	Quarterly	25 days after quarter-end
eVestment Alliance	Quarterly	25 days after quarter-end
CRA RogersCasey	Quarterly	25 days after quarter-end
Cambridge Associates	Quarterly	25 days after quarter-end
Marco Consulting	Quarterly	25 days after quarter-end
Wilshire	Quarterly	25 days after quarter-end
Informa Investment Services (Efron)	Quarterly	25 days after quarter-end
CheckFree (Mobius)	Quarterly	25 days after quarter-end
Nelsons Information	Quarterly	25 days after quarter-end
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days after quarter-end
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days after quarter-end
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month-End	None
Sun Trust	Weekly and Month-End	None
New England Pension Consultants	Quarterly	25 days after quarter-end
Evaluation Associates	Quarterly	25 days after quarter-end
Watson Wyatt	Quarterly	25 days after quarter-end
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For Legg Mason Partners Variable Money Market Portfolio, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

INVESTMENT POLICIES

The Trust has adopted the fundamental and non-fundamental investment policies below with respect to the Funds for the protection of shareholders. Fundamental investment policies may not be changed without approval by the vote of a majority of the outstanding voting securities of a Fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the Fund present at a Fund meeting, if the holders of more than 50% of the voting power of the Fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the Fund. The Board may change the remaining non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The Trust’s fundamental policies with respect to each Fund are as follows:

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, (except that Legg Mason Partners Variable Money Market Portfolio may invest without limit in obligations issued by banks).

Notwithstanding any other investment restriction of Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Money Market Portfolio, each of these Funds may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for Legg Mason Partners Variable Money Market Portfolio). The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for Legg Mason Partners Variable Money Market Portfolio). If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The following non-fundamental investment policies have been adopted by the Legg Mason Partners Variable High Income Portfolio. The Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

The following non-fundamental policies have been adopted by the Legg Mason Partners Variable Adjustable Rate Income Portfolio. The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the Fund’s investment objectives and policies.

3. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

4. Make investments for the purpose of exercising control or management.

5. Invest in securities of another investment company except as permitted by Section 12(d)(l) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

6. Purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund’s officers or trustees or any officer or director of the subadviser or LMPFA individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

The following non-fundamental investment policies have been adopted by Legg Mason Partners Variable Money Market Portfolio. The Fund may not:

1. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s total assets. Subject to this limitation, the Board has authorized the Fund to invest in restricted securities if such investment is consistent with the Fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the manager determines on a daily basis that there is a liquid institutional market for such securities. The Board retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3. Write or purchase put or call options.

4. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

5. Purchase or sell oil and gas interests.

6. Invest in companies for the purposes of exercising control.

7. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

Diversification

Each of the Funds is currently classified as a diversified fund under the 1940 Act. This means that none of the Funds may purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the Funds total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, no Fund can change its classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TURNOVER

Portfolio Turnover.  For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by each Fund.

For the fiscal years ended October 31, 2006 and 2007 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended
	October 31:
Fund	2006	2007

Legg Mason Partners Variable High Income Portfolio	73%	61%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	45%	130%

Although it is anticipated that most investments of each Fund (except Legg Mason Partners Variable Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions. Portfolio turnover rates for Legg Mason Partners Variable Money Market Portfolio are not shown above because of the short-term nature of the investments owned by the Fund.

TAXATION

General

The following is a summary of certain federal income tax considerations that may affect the Funds and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Funds also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Fund of the Trust.

Tax Status of the Funds

Each Fund expects to be treated as a separate taxable entity for federal income tax purposes and intends to qualify each taxable year as a “regulated investment company” under the Code. If a Fund so qualifies, such Fund will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such Fund distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a Fund were to fail to qualify as a regulated investment company under the Code for any year, such Fund would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to the shareholders, and investments in such fund through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment accounts. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

The Funds intend at least annually to declare and make distributions of substantially all of their taxable income and net taxable capital gains to their shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the respective Fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and of the holders of the contracts.

Tax Treatment of Shareholders

Each separate account that invests in a Fund must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from that Fund, and on all sales, exchanges or redemptions of interests in that Fund.

If all of the beneficial interests in a Fund are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of that Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund. Beneficial interests in the Funds are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders.

The Funds intend to diversify their assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any separate account invested wholly in a Fund would also satisfy such diversification requirements. In particular, each Fund will diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment. However, in the case of government securities, each government agency or instrumentality will be considered to be a separate issuer. The undertaking by the Trust to ensure that the Funds meet such diversification requirements may limit the ability of a particular Fund to make certain otherwise permitted investments.

On October 31, 2007, the unused capital loss carryforwards, by Fund, were approximately as follows: Legg Mason Partners Variable High Income Portfolio: $(87,654,499) and Legg Mason Partners Variable Adjustable Rate Portfolio: $(551,437). For Federal income tax purposes, these amounts are available to be applied, by the Fund that has the carryforwards, against future capital gains of the respective Fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

	October 31,
Name of Fund	2007	2008	2009	2010	2011	2012	2013	2014	2015

Legg Mason Partners Variable High Income Portfolio		$(18,327,807)	$(42,940,350)	$(21,882,303)	$(4,504,039)	—	—	—	—
Legg Mason Partners Variable Adjustable Rate Portfolio	—	—	—	—	$(2,911)	$(38,733)	$(77,596)	$(220,883)	$(211,314)

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the Funds and the investors. Current and prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund’s shares is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Please see each Fund’s prospectus for a description of the procedures used by the Fund in valuing its assets.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. Eastern time on each day that the NYSE is open will not be reflected in a Fund’s net asset value unless management, under the supervision of the Board, determines that the particular event would materially affect the net asset value. As a result, a Fund’s net asset value may be significantly affected by such trading on days when a shareholder has no access to such Fund.

AVAILABILITY OF THE FUNDS

Investment in the Funds is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that, in the future, it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Funds. However, the Funds do not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the Fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Trust should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Board believes that economic conditions exist that would make such a practice detrimental to the best interests of a Fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Determination of Net Asset Value” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to each Fund pursuant to an investment management agreement (each, a “Management Agreement”) with each Fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion. LMPFA provides administrative and certain oversight services to the Funds.

Under each Management Agreement, subject to the supervision and direction of the Board, the manager has delegated the responsibility of managing each Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for each Fund, and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the applicable Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under each Management Agreement LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

		Investment
	Average Daily	Management
Fund	Net Assets (if Applicable)	Fee Rate

Legg Mason Partners Variable Adjustable Rate
Income Portfolio	First $1 billion	0.550%
	Next $1 billion	0.525%
	Next $3 billion	0.500%
	Next $5 billion	0.475%
	Over $10 billion	0.450%
Legg Mason Partners Variable High Income Portfolio		0.600%
Legg Mason Partners Variable Money Market Portfolio	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%

The manager has agreed to voluntarily waive its fee to the extent that the aggregate expenses of each of the following Funds, exclusive of taxes, brokerage and extraordinary expenses, such as litigation and indemnification expenses, exceed the following percentage of the Fund’s average daily net assets for any fiscal year:

Fund	Percentage

Legg Mason Partners Variable Adjustable Rate Income Portfolio	1.00%
Legg Mason Partners Variable Money Market Portfolio	1.25%

Each of these voluntary expense limitations shall be in effect until it is modified or terminated by the manager and notice to shareholders is provided by supplement to the then-current prospectus or SAI. The manager may terminate these voluntary expense limitations at any time.

For the periods shown, each Fund paid the following management fees to the manager and its affiliates, including SBFM and each subadviser, as applicable:

	Fiscal Year		Fiscal Year	Fiscal Year
	Ended		Ended	Ended
	October 31,		October 31,	October 31,
Fund	2005		2006	2007

Legg Mason Partners Variable High Income Portfolio	$1,728,486		$1,662,077(1)	$1,578,038
Legg Mason Partners Variable Money Market Portfolio	$2,430,839	(2)	$2,120,909(2)	$2,210,055
Legg Mason Partners Variable Adjustable Rate Income Portfolio	$196,871		$216,246(3)	$161,499	(4)

(1)	The manager waived fees for the fiscal year ended October 31, 2006. If fees were not waived, the manager would have received $1,670,014 in management fees.

(2)	The manager waived fees for the fiscal years ended October 31, 2005 and 2006. If fees were not waived, the manager would have received $2,458,420 and $2,132,892 in management fees, respectively. The manager also reimbursed expenses amounting to $16,384.

(3)	The manager waived fees for the fiscal year ended October 31, 2006. If fees were not waived, the manager would have received $218,698 in management fees.

(4)	The manager waived fees for the fiscal year ended October 31, 2007. If fees were not waived, the manager would have received $217,737 in management fees.

Subadviser

Western Asset serves as subadviser to each Fund and Western Asset Limited serves as an additional subadviser to Legg Mason Partners Variable High Income Portfolio. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion, and Western Asset Limited’s total assets under management were approximately $100 billion.

References in this SAI to a Fund’s subadviser mean the subadviser or subadvisers of the applicable Fund referenced above. Each of Western Asset and Western Asset Limited is a wholly-owned subsidiary of Legg Mason.

Each subadviser serves as the subadviser to each Fund pursuant to a sub-advisory agreement between the manager and Western Asset (each, a “Sub-Advisory Agreement”).

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage a Fund’s portfolio (or allocated portfolio thereof) in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

Each Sub-Advisory Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice without penalty. A subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice to the applicable Fund and the manager. The manager or Western Asset may terminate a Sub-Advisory Agreement upon their mutual consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by a subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, (i) the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA by the applicable Fund, net of expense waivers and reimbursements, and (ii) Western Asset will pay to Western Asset Limited a fee equal to 0.30% of the assets of Legg Mason Partners Variable High Income Portfolio that are allocated to Western Asset Limited, net of expense waivers and reimbursements. For the fiscal year ended October 31, 2007, the manager paid fees to Western Asset equal to $88,810 for its services relating to Legg Mason Partners Variable High Income Portfolio, $(1,440) for its services relating to Legg Mason Partners Variable Adjustable Rate Income Portfolio and $138,775 for its services relating to Legg Mason Partners Variable Money Market Portfolio.

Expenses

In addition to amounts payable under its Management Agreement and, with respect to Legg Mason Partners Variable Adjustable Rate Income Portfolio, the Distribution Plan (as discussed below), each Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trustees and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for the Funds, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each Fund’s prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time, (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes, and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a Fund or the acquisition of all or substantially all of the assets of another fund, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund. State Street, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. State Street neither determines a Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as each Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as each Fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Fund, handles certain communications between shareholders and a Fund and distributes dividends and distributions payable by a Fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the applicable Fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at 150 Federal Street, Boston, Massachusetts 02110, serves as counsel to each Fund.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending October 31, 2008.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Trust, the manager, the subadvisers and the distributor have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by each Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Trust, the manager, the subadvisers and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadvisers, the Board has delegated proxy voting discretion to the manager, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Funds, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own Proxy Voting Policies and Procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Funds, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Funds as required for the Funds to comply with applicable rules under the 1940 Act.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Funds’ portfolio securities are voted and are attached as Appendix A to this SAL Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling (888) 425-6432, (2) on the Funds’ website at http://www.leggmason.com/ individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to each Fund’s portfolio managers. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts had fees based on performance.

		Registered Investment	Other Pooled Investment
Fund	Portfolio Manager	Companies	Vehicles	Other Accounts

Legg Mason Partners Variable Adjustable Rate Income Portfolio	S. Kenneth Leech	112 registered investment companies with $116.72 billion in total assets under management	239 other pooled investment vehicles with $221.22 billion in total assets under management	1,060 other accounts with $303.22 billion in total assets under management (of which 93 other accounts with $33.68 billion in total assets under management pay a performance fee)
	Stephen A. Walsh	112 registered investment companies with $116.72 billion in total assets under management	239 other pooled investment vehicles with $221.22 billion in total assets under management	1,060 other accounts with $303.22 billion in total assets under management (of which 93 other accounts with $33.68 billion in total assets under management pay a performance fee)
	Andrea A. Mack	1 registered investment company with $8.3 billion in total assets under management	None	17 other accounts with $6.806 billion in total assets under management
	James J. Flick	5 registered investment companies with $793.8 billion in total assets under management	13 other pooled investment vehicles with $5.718 billion in total assets under management	88 other accounts with $41.632 billion in total assets under management (of which 9 other accounts with $3,791.15 billion in total assets under management pay a performance fee)

		Registered Investment	Other Pooled Investment
Fund	Portfolio Manager	Companies	Vehicles	Other Accounts

Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech	112 registered investment companies with $116.82 billion in total assets under management	239 other pooled investment vehicles with $221.22 billion in total assets under management	1,060 other accounts with $303.22 billion in total assets under management (of which 93 other accounts with $33.68 billion in total assets under management pay a performance fee)
	Stephen A. Walsh	112 registered investment companies with $116.82 billion in total assets under management	239 other pooled investment vehicles with $221.22 billion in total assets under management	1,060 other accounts with $303.22 billion in total assets under management (of which 93 other accounts with $33.68 billion in total assets under management pay a performance fee)
	Michael C. Buchanan	13 registered investment companies with $7.815 billion in total assets under management	6 other pooled investment vehicles with $5.194 billion in total assets under management	12 other accounts with $981.95 billion in total assets under management
	Detlev Schlichter	2 registered investment companies with $210,769 billion in total assets under management	26 other pooled investment vehicles with $4,761,705 billion in total assets under management	67 other accounts with $26,893,911 billion in total assets under management (of which 20 other accounts with $7,728,593 billion in total assets under management pay a performance fee)
	Keith J. Gardner	7 registered investment companies with $1,346,279 billion in total assets under management	6 other pooled investment vehicles with $1,351,992 billion in total assets under management	1 other account with $14,969 billion in total assets under management (of which 1 other accounts with $14,969 billion in total assets under management pay a performance fee)

Portfolio Manager Compensation

Each subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a Fund, the benchmark set forth in the Fund’s prospectus to which the Fund’s average annual returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation - with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including one or more of the Funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, through relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the subadvisers and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a subadviser and the individuals that any of them employs. For example, each of the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and subadvisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each portfolio manager. None of the portfolio managers own Fund shares because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Dollar Range of
Fund	Portfolio Manager	Ownership of Securities

Legg Mason Partners	S. Kenneth Leech	None
Variable Adjustable Rate	Stephen A. Walsh	None
Income Portfolio	Andrea A. Mack	None
	James J. Flick	None
Legg Mason Partners	S. Kenneth Leech	None
Variable High Income	Stephen A. Walsh	None
Portfolio	Michael C. Buchanan	None
	Keith J. Gardner	None
	Detlev S. Schlichter	None

DISTRIBUTOR

Legg Mason Investor Services, LLC (“LMIS”) and the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each Fund pursuant to a written agreement dated December 1, 2005 (as amended, the “distribution agreement”).

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each Fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of a Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned. The distribution agreement may be terminated without penalty by either party on 60 days’ written notice.

LMIS may be deemed an underwriter for purposes of the 1933 Act.

Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), served as a co-distributor of each Fund along with LMIS.

Services and Distribution Plan Arrangements

The Trust has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the non-designated shares of the Legg Mason Partners Variable Adjustable Rate Income Portfolio. Under the Distribution Plan, the Fund pays service and/or distribution fees to LMIS, for services LMIS provides and expenses LMIS bears with respect to the distribution of the Fund’s shares and providing services to shareholders. The distributor will provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. Under the Plan, Legg Mason Partners Variable Adjustable Rate Income Portfolio pays a service and distribution fee not to exceed 0.25% of the average daily net assets of its shares.

Fees under the Distribution Plan may be used to make payments to the distributor for distribution services, to Service Agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

The Distribution Plan permits the Fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund may pay the fees to the distributor and others until the Distribution Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Distribution Plan for the Fund, the Trustees will review the Distribution Plan and the expenses for the Fund separately.

The Distribution Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provided that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan, if permitted by applicable law.

As contemplated by the Distribution Plan, the distributor acts as an agent of the Fund in connection with the offering of shares of the Fund pursuant to the distribution agreement.

For the fiscal year ended October 31, 2007, no amounts were paid to LMIS.

For the fiscal year ended October 31, 2007, the Legg Mason Partners Variable Adjustable Rate Income Portfolio paid CGMI $98,972 in fees under the prior distribution plan; $59,383 in fees were waived by CGMI. For the fiscal year ended October 31, 2007, LMIS incurred $40,516 distribution expenses for the Legg Mason Partners Variable Adjustable Rate Income Portfolio for advertising, printing and mailing prospectuses, support services and overhead expense and compensation to Service Agents as follows:

Legg Mason Partners
Variable Financial
Consultant	Third Party	Branch	Advertising	Printing	Total
Compensation	Service Fees	Expenses	Expenses	Expenses	Expenses

N/A	$40,516	N/A	N/A	N/A	$40,516

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, each Fund’s subadviser is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. With respect to Legg Mason Partners Variable High Income Portfolio, decisions to buy and sell domestic securities for the Fund are made by Western Asset, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Western Asset Limited.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers, except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by each Fund for its three most recent fiscal years is set forth below.

Pursuant to each Management Agreement and Sub-Advisory Agreement, each of the manager and each subadviser is authorized to place orders pursuant to its investment determinations for a Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the manager, a subadviser or its affiliates exercise investment discretion. The manager and the subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or a subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or a subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadvisers may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadvisers in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, neither the manager nor any subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or a subadviser by brokers who effect securities transactions for a Fund may be used by the manager or a subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or a subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or a subadviser manages may be used by the manager or subadvisers in servicing a Fund. Not all of these research services are used by the manager or subadvisers in managing any particular account, including the Funds.

For the fiscal year ended October 31, 2007, the Funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Shown below are the total brokerage commissions paid by the Funds and the predecessor Funds collectively for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007, the portion paid to CGMI and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order.

		Total	Commissions	Commissions Paid
		Brokerage	Paid to CGMI	to Others (for
Portfolio	Fiscal Year Ended	Commissions	and Affiliates	Execution Only)

Legg Mason Partners Variable High Income	October 31, 2005	—	—	—
	October 31, 2006	—	—	—
	October 31, 2007	—	—	—
Legg Mason Partners Variable Adjustable Rate Income	October 31, 2005	—	—	—
	October 31, 2006	$440	$440	—
	October 31, 2007	$2,810	—	—
Legg Mason Partners Variable Money Market	October 31, 2005	—	—	—
	October 31, 2006	—	—	—
	October 31, 2007	—	—	—

As of December 1, 2007, CGMI will no longer serve as a distributor of the Funds

As of December 1, 2005, LMIS became an underwriter of each fund under the 1940 Act. For the period from December 1, 2005 through October 31, 2006 and for the fiscal year ended October 31, 2007, none of the Funds paid any brokerage commissions to LMIS or its affiliates.

In certain instances, there may be securities that are suitable as an investment for a Fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for each Fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the manager or a subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For the fiscal year ended October 31, 2007, Each Fund held the following securities issued by its regular broker-dealers, which had the following values as of October 31, 2007:

		Type of Security	Value of Securities
	Name of Regular Broker or	D = Debt	Owned as of
Fund	Dealer or Parent (Issuer)	E = Equity	October 31, 2007

Legg Mason Partners High Income Portfolio	JP Morgan Chase London	D	$1,518,155

Legg Mason Partners Variable Adjustable Rate Income Portfolio	Banc of America	D	$424,153
	Merrill Lynch	D	$427,247
	Lehman Brothers	D	$775,015
	Goldman Sachs	D	$197,166
	Deutsche Bank Securities	D	$297,882

Legg Mason Partners Variable Money Market Portfolio	Credit Suisse Securities (USA), Inc.	D	$12,000,000
	Caylon Securities (USA), Inc.	D	$4,001,357
	Deutsche Bank Securities, Inc.	D	$5,000,000
	JP Morgan Chase & Co.	D	$15,767,861
	Bank of America Securities LLC	D	$18,949,576

ADDITIONAL INFORMATION

The Trust

The certificate of trust to establish Legg Mason Partners Variable Income Trust (the “Trust”) was filed with the State of Maryland on October 4, 2006. On April 30, 2007, each Fund was redomiciled as a series of the Trust. Prior thereto, each Fund was a series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust. Prior to the reorganization of each Fund as a series of Legg Mason Partners Variable Portfolios II, each Fund was a series of Legg Mason Variable Portfolios III, Inc. a Maryland corporation.

Each of the Funds is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board of Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

None of the Funds is required to hold an annual meeting of shareholders, but each of the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, Trustees, officers, or employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

Each of the Funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. Each of the Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a Fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class. Each share of a Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a Fund and requires a Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law.

Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The Trust offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Trust and, under the 1940 Act, are deemed to be in control of the Trust. Nevertheless, with respect to any Trust shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Trust in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Annual and Semi-Annual Reports

Each Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Funds’ printing and mailing costs, each Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each Fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the Funds and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Money Market Portfolio, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). None of the Funds was identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants filed a motion to dismiss The Second Amended Complaint.

On December 3, 2007, the Court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the right to appeal the order.

*  *  *

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Funds or their current manager.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each Fund (for each Fund, Statement of Assets and Liabilities as of October 31, 2007, Statement of Operations for the year ended October 31, 2007, Statement of Changes in Net Assets for each of the years in the two-year period ended October 31, 2007, Financial Highlights for each of the years or periods in the five-year period ended October 31, 2007, and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the 2007 Annual Report to Shareholders of the Fund) are incorporated by reference into this SAI (filed on December 28, 2007; Accession Numbers: 0000950123-07-017200; 0000950123-07-017201; 0000950123-07-017202).

Appendix A

WESTERN ASSET MANAGEMENT COMPANY AND WESTERN ASSET MANAGEMENT
COMPANY LIMITED
(together, “Western Asset” or the “Firm”)
PROXY VOTING POLICIES AND PROCEDURES

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

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Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

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e. A proxy log including:

  1. Issuer name;

  2. Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

  4. A brief identification of the matter voted on;

  5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

  6. Whether a vote was cast on the matter;

  7. A record of how the vote was cast; and

  8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

  d. Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.  Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4.  Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.  Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

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6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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Appendix B

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior) or “R3” (good) or “R4” (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “Fl.” (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: The tranche has reached maturity and has been “paid-in-full,” regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘‘NR’’: Indicates that Fitch Ratings does not publicly rate the associated issue or issuer.

‘‘Withdrawn’’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

PROSPECTUS February 28, 2008	Legg Mason Partners Variable Government Portfolio Class I Shares

Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners Variable Government Portfolio Class I Shares

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 refers to the fund’s predecessor.

Investments, risks and performance
Investment objective
The fund seeks high current return consistent with preservation of capital.
Principal investment strategies
Key investments
Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The U.S. government securities in which the fund invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be (but are not necessarily) backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.
   Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, interest rates or indexes. The fund may engage in a variety of transactions using derivatives, such as options on U.S. government and other securities, interest rate and other futures contracts and options on these contracts, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

   Despite this flexibility, the fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.
   The fund is permitted to invest in securities of any maturity.
Selection process
The portfolio managers select individual securities that they believe are undervalued or will offer better protection of capital during periods of changing market conditions. The portfolio managers attempt to minimize the risk of any individual security by diversifying the fund’s investments among various sectors, focusing more heavily on sectors they believe will experience less price volatility given prevailing interest rates and expected interest rate movements. In selecting individual securities, the portfolio managers:

•	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook.
•	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issues that they believe will provide a yield advantage.
2     Legg Mason Partners Funds

•	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.
•	Use research to uncover inefficient sectors of the government securities and mortgage markets and adjust portfolio positions to take advantage of new information.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•	An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

•	Interest rates rise, causing the prices of debt and fixed income securities to fall and reducing the value of the fund’s portfolio.

•	Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

•	Rising interest rates result in slower than expected principal payments, which effectively extends the average life of fixed income securities, thereby locking in below-market interest rates and reducing the value of these securities. This is known as extension risk.

•	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect.

•	The government securities held by the fund fluctuate in value based on the perceived creditworthiness of their issuers. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

•	The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk.

•	The fund invests in shorter-term securities, thereby reducing its income, because short-term interest rates tend to be lower than long-term rates.
   Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using
Legg Mason Partners Variable Government Portfolio Class I Shares      3

derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets.
Who may want to invest in the fund
The fund may be an appropriate investment if you:

•	Are seeking income consistent with preservation of capital.

•	Are willing to accept the interest rate risks and other risks of investing in a fund that invests in government bonds and mortgage-related securities.

4     Legg Mason Partners Funds

Performance information
The following shows summary performance information for the Class I shares of the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund’s Class I shares by showing changes in their performance from year to year and by showing how the average annual returns of Class I shares of the fund compare with the returns of a broad-based securities market index. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Smith Barney Class A shares were renamed Class A shares on May 1, 2006. Effective April 30, 2007, Class A shares were renamed Class I shares. The fund also offers another class of shares, but only Class I shares are offered through this prospectus.
Total Returns for Class I Shares
Highest and lowest quarter returns (for periods shown in the bar chart):
Highest: 5.92% in 4th quarter 2000; Lowest: (2.99)% in 2nd quarter 2004.
Legg Mason Partners Variable Government Portfolio Class I Shares      5

Average Annual Total Returns (for periods ended December 31, 2007)

			Since	Inception
	1 year	5 years	Inception	Date

Class I	2.54%	2.38%	4.62%	09/15/99

Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index(1)	6.90%	4.49%	6.15%	09/15/99

(1)	The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation securities. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
Fee table
This table sets forth the fees and expenses you may pay if you invest in Class I shares of the fund. The fee table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the fund is presented in the contract prospectus through which the fund’s Class I shares are offered to you.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum contingent deferred sales charge (load) on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fee(1)	0.55%

Distribution and service (12b-1) fees	None

Other expenses	0.10%

Total annual fund operating expenses(2)	0.65%

Example
This example helps you compare the costs of investing in Class I shares of the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 for the periods shown.

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance.

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

6     Legg Mason Partners Funds

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class I (with or without redemption)	$66	$207	$361	$808

(1)	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.55% on assets of up to and including $2 billion; 0.50% on assets over $2 billion and up to and including $4 billion; 0.45% on assets over $4 billion and up to and including $6 billion; 0.40% on assets over $6 billion and up to and including $8 billion; and 0.35% on assets over $8 billion.

(2)	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 0.80% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Partners Variable Government Portfolio Class I Shares      7

More on the fund’s investments
The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.
   The fund’s investment objective may be changed by the Board of Trustees without shareholder approval.
Mortgage-backed securities
The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private companies, including government related entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. The value of mortgage-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities.
   Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
   Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Mortgage dollar rolls
The fund may engage in mortgage dollar roll transactions where the fund sells a mortgage-related security and simultaneously agrees to purchase, at a later date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the portfolio managers’ ability to forecast prepayment patterns on different mortgage pools. The fund
8     Legg Mason Partners Funds

may lose money if the securities to be purchased decline in value before the date of purchase.
Interest rate risk
In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund’s share price to go down.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.
Short-term and defensive investments
While the fund intends to be substantially invested in U.S. government debt securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.
   Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash without regard to percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.
Repurchase agreements
The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.
When-issued securities
The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The fund will set aside the assets to pay for these securities at the time of the agreement.
Legg Mason Partners Variable Government Portfolio Class I Shares      9

Certificates of deposit and other short-term investments
The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.
Master/feeder option
The fund may in the future seek to achieve its investment objective by investing all of its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (the “SAI”).
Other investments
The fund may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Percentage limitations and requirements
The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.
10     Legg Mason Partners Funds

Management
Manager and subadvisor
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion.
   Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as the fund’s subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion.
   LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
Portfolio managers
The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Mark Lindbloom and Ronald D. Mass. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech, Walsh, Lindbloom and Mass have been portfolio managers of the fund since 2006 and Mr. Buchanan has been portfolio manager of the fund since May 2007.
   Messrs. Leech, Walsh and Mass are portfolio managers of Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.
   Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management beginning in 2003. Mr. Buchanan was also Executive Vice President and Portfolio Manager for Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management since 1998.
   Mr. Lindbloom is a portfolio manager with Western Asset. Mr. Lindbloom joined Western Asset in 2005. Prior to this, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.
   The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Legg Mason Partners Variable Government Portfolio Class I Shares      11

Management fee
During the fiscal year ended October 31, 2007, the fund paid a fee of 0.55% of the fund’s average daily net assets for management services.
   A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s annual report for the fiscal year ended October 31, 2006.
Distributor
Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.
   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment advisor or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions
12     Legg Mason Partners Funds

in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
Legg Mason Partners Variable Government Portfolio Class I Shares      13

Share transactions
Availability of shares
Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.
   The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.
   The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance company separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.
   In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
Redemption of shares
Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The redemption price of the shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good orders, but in no event later than the third day following receipt of the redemption request in good order. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

•	the New York Stock Exchange (the “NYSE”) is closed;

•	trading on the NYSE is restricted;
•	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
•	as permitted by SEC order in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
14     Legg Mason Partners Funds

Frequent purchases and redemptions of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners Funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other
Legg Mason Partners Variable Government Portfolio Class I Shares      15

restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.
16     Legg Mason Partners Funds

Distributions, dividends and taxes
Dividends and distributions
Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.
   The fund normally pays dividends and distributes capital gains, if any, as follows:

Income	Capital	Distributions
Dividend	Gain	Mostly
Distributions	Distributions	From

Annually	Annually	Income

Taxes
The fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.
   In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” and limits sales of its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans, each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with the diversification or investor requirements or fail to qualify as a regulated investment company under the Code, it is possible that contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.
Legg Mason Partners Variable Government Portfolio Class I Shares      17

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.
   The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/ dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.
18     Legg Mason Partners Funds

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Class I share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 30, 2007 is that of the fund’s predecessor.

For a Class I share of beneficial interest outstanding throughout each year ended October 31:

Class I	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$11.34		$11.35	$11.75	$11.68	$11.74

Income (Loss) From Operations:
Net investment income	0.56		0.49	0.45	0.41	0.33
Net realized and unrealized gain (loss)	(0.19)		0.02	(0.40)	0.03	(0.23)

Total Income From Operations	0.37		0.51	0.05	0.44	0.10

Less Distributions From:
Net investment income	(0.46)		(0.52)	(0.45)	(0.37)	(0.16)

Total Distributions	(0.46)		(0.52)	(0.45)	(0.37)	(0.16)

Net Asset Value, End of Year	$11.25		$11.34	$11.35	$11.75	$11.68

Total Return(1)	3.37%		4.66%	0.41%	3.90%	0.87%

Net Assets, End of Year (000s)	$114,450		$124,723	$131,013	$126,963	$127,378

Ratios to Average Net Assets:
Gross expenses	0.66	% (2)	0.69%	0.65%	0.70%	0.68%
Net expenses(3)	0.65	(2)(4)	0.69 (4)	0.65	0.70 (4)	0.68
Net investment income	4.74		4.21	3.68	3.44	2.91

Portfolio Turnover Rate(5)	569%		136%	96%	53%	83%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(2)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.65% and 0.64%, respectively.

(3)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the fund will not exceed 0.80%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 842%, 557%, 614%, 667% and 429% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

Legg Mason Partners Variable Government Portfolio Class I Shares      19

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(Investment Company Act file no. 811-05018) FD03131 02/08	Legg Mason Partners
Variable Government
Portfolio Class I Shares

The fund’s website does not make available its Statement of Additional Information (“SAI”) and shareholder reports, because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same last name and same address. Contact an appropriate representative of a participating life insurance company or a broker/dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the SAI (without charge), by calling Legg Mason Shareholder Services at 800-451-2010, or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until March 10, 2008. After that date, the fund’s address will be Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS February 28, 2008	Legg Mason Partners Variable Government Portfolio Class II Shares

Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners Variable Government Portfolio Class II Shares
As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 refers to the fund’s predecessor.

Investments, risks and performance
Investment objective
The fund seeks high current return consistent with preservation of capital.
Principal investment strategies
Key investments
Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The U.S. government securities in which the fund invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be (but are not necessarily) backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.
   Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, interest rates or indexes. The fund may engage in a variety of transactions using derivatives, such as options on U.S. government and other securities, interest rate and other futures contracts and options on these contracts, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

   Despite this flexibility, the fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.
   The fund is permitted to invest in securities of any maturity.
Selection process
The portfolio managers select individual securities that they believe are undervalued or will offer better protection of capital during periods of changing market conditions. The portfolio managers attempt to minimize the risk of any individual security by diversifying the fund’s investments among various sectors, focusing more heavily on sectors they believe will experience less price volatility given prevailing interest rates and expected interest rate movements. In selecting individual securities, the portfolio managers:

•	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook.

•	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issuers that they believe will provide a yield advantage.
2     Legg Mason Partners Funds

•	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.
•	Use research to uncover inefficient sectors of the government securities and mortgage markets and adjusts portfolio positions to take advantage of new information.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks such as:

•	An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

•	Interest rates rise, causing the prices of debt and fixed income securities to fall and reducing the value of the fund’s portfolio.

•	Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

•	Rising interest rates result in slower than expected principal payments, which effectively extends the average life of fixed income securities, thereby locking in below-market interest rates and reducing the value of these securities. This is known as extension risk.

•	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect.

•	The government securities held by the fund fluctuate in value based on the perceived creditworthiness of their issuers. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

•	The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk.

•	The fund invests in shorter-term securities, thereby reducing its income, because short-term interest rates tend to be lower than long-term rates.

   Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using
Legg Mason Partners Variable Government Portfolio Class II Shares      3

derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets.
Who may want to invest in the fund
The fund may be an appropriate investment if you:

•	Are seeking income consistent with preservation of capital.

•	Are willing to accept the interest rate risks and other risks of investing in a fund that invests in government bonds and mortgage-related securities.

Performance information
The following shows summary information for the Class I shares of the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund’s Class I shares by showing changes in their performance from year to year and by showing how the average annual returns of Class I shares of the fund compare with the returns of a broad-based securities market index. The chart and table show the performance of the fund’s Class I shares because there were no Class II shares outstanding as of December 31, 2007. Only Class II shares are offered in this prospectus. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract changes. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Salomon Brothers Class B shares were renamed Class B shares on May 1, 2006. Effective April 30, 2007, Class B shares were renamed Class II shares. The fund also offers another class of shares, but only Class II shares are offered through this prospectus. Performance of Class II shares would be lower than the performance shown in the bar chart and the Average Annual Total Return table because Class II shares have higher expenses than Class I shares.
4     Legg Mason Partners Funds

Total Returns for Class I Shares
Highest and lowest quarter returns (for periods shown in the bar chart): Class I Shares
Highest: 5.92% in 4th quarter 2000; Lowest: (2.99)% in 2nd quarter 2004.
Risk Return Table

Average Annual Total Returns (for periods ended December 31, 2007)

			Since	Inception
	1 year	5 years	Inception	Date

Class I(1)	2.54%	2.38%	4.62%	09/15/99

Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index(2)	6.90%	4.49%	6.15%	09/15/99

(1)	Class I shares are not offered in this prospectus. Class I shares and Class II shares are invested in the same portfolio of securities, but Class II shares are expected to have higher expenses and correspondingly lower annual returns.

(2)	The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation securities. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
Legg Mason Partners Variable Government Portfolio Class II Shares      5

Fee table
This table sets forth the fees and expenses you may pay if you invest in Class II shares of the fund. The fee table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the fund is presented in the contract prospectus through which the fund’s Class II shares are offered to you.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum contingent deferred sales charge (load) on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fee(1)	0.55%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.10%

Total annual fund operating expenses(2)	0.90%

Example
This example helps you compare the costs of investing in Class II shares of the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included those expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 for the periods shown.

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance.

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class II (with or without redemption)	$92	$288	$500	$1,110

(1)	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.55% on assets of up to and including $2 billion; 0.50% on assets over $2 billion and up to and including $4 billion; 0.45% on assets over $4 billion and up to and including $6 billion; 0.40% on assets over $6 billion and up to and including $8 billion; and 0.35% on assets over $8 billion.

(2)	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.05% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap.

6     Legg Mason Partners Funds

More on the fund’s investments
The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.
   The fund’s investment objective may be changed by the Board of Trustees without shareholder approval.
Mortgage-backed securities
The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private companies, including government related entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. The value of mortgage-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities.
   Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
   Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Mortgage dollar rolls
The fund may engage in mortgage dollar roll transactions where the fund sells a mortgage-related security and simultaneously agrees to purchase, at a later date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the portfolio managers’ ability to forecast prepayment patterns on different mortgage pools. The fund may lose money if the securities to be purchased decline in value before the date of purchase.
Legg Mason Partners Variable Government Portfolio Class II Shares      7

Interest rate risk
In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund’s share price to go down.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance.
Short-term and defensive investments
While the fund intends to be substantially invested in U.S. government debt securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.
   Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash without regard to percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.
Repurchase agreements
The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.
When-issued securities
The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The fund will set aside the assets to pay for these securities at the time of the agreement.
8     Legg Mason Partners Funds

Certificates of deposit and other short-term investments
The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.
Master/feeder option
The fund may seek to achieve its investment objective in the future by investing all of its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the fund’s Statement of Additional Information (the “SAI”).
Other investments
The fund may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Percentage limitations and requirements
The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.
Legg Mason Partners Variable Government Portfolio Class II Shares      9

Management
Manager and subadviser
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion.
   Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as the fund’s subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion.
   LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
Portfolio managers
The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Mark Lindbloom and Ronald D. Mass. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech, Walsh, Lindbloom and Mass have been portfolio managers of the fund since 2006 and Mr. Buchanan has been portfolio manager of the fund since May 2007.
   Messrs. Leech, Walsh and Mass are portfolio managers of Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.
   Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management beginning in 2003. Mr. Buchanan was also Executive Vice President and Portfolio Manager for Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management since 1998.
   Mr. Lindbloom is a portfolio manager with Western Asset. Mr. Lindbloom joined Western Asset in 2005. Prior to this, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.
   The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
10     Legg Mason Partners Funds

Management fee
During the fiscal year ended October 31, 2007, the fund paid a fee of 0.55% of the fund’s average daily net assets for management services.
   A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s annual report for the fiscal year ended October 31, 2006.
Distributor
Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.
   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment advisor or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions
Legg Mason Partners Variable Government Portfolio Class II Shares      11

in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
12     Legg Mason Partners Funds

Share transactions
Availability of shares
Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.
   The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.
   The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.
   In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
Redemption of shares
Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The redemption price of the shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order, but in no event later than the third day following receipt of the redemption request in good order. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

•	the New York Stock Exchange (the “NYSE”) is closed;

•	trading on the NYSE is restricted;
•	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
•	as permitted by SEC order in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Legg Mason Partners Variable Government Portfolio Class II Shares      13

Frequent purchases and sales of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners Funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other
14     Legg Mason Partners Funds

restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.
Legg Mason Partners Variable Government Portfolio Class II Shares      15

Distributions, dividends and taxes
Dividends and distributions
Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.
   The fund normally pays dividends and distributes capital gains, if any, as follows:

Income	Capital	Distributions
Dividend	Gain	Mostly
Distributions	Distributions	From

Annually	Annually	Income

Taxes
The fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.
   In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” and limits sales of its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans, segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with the diversification or investor requirements or fails to qualify as a regulated investment company under the Code, it is possible that contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.
16     Legg Mason Partners Funds

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.
   The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.
Legg Mason Partners Variable Government Portfolio Class II Shares      17

Financial highlights
The table below shows the financial highlights for the fund’s Class I shares because there were no Class II shares outstanding as of December 31, 2007. Class I shares and Class II shares are invested in the same portfolio of securities, but Class II shares are expected to have higher expenses and correspondingly lower returns. Only Class II shares of the fund are offered in this prospectus. The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Class I share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 30, 2007 is that of the fund’s predecessor.

For a Class I share of beneficial interest outstanding throughout each year ended October 31:

Class I	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$11.34		$11.35	$11.75	$11.68	$11.74

Income (Loss) From Operations:
Net investment income	0.56		0.49	0.45	0.41	0.33
Net realized and unrealized gain (loss)	(0.19)		0.02	(0.40)	0.03	(0.23)

Total Income From Operations	0.37		0.51	0.05	0.44	0.10

Less Distributions From:
Net investment income	(0.46)		(0.52)	(0.45)	(0.37)	(0.16)

Total Distributions	(0.46)		(0.52)	(0.45)	(0.37)	(0.16)

Net Asset Value, End of Year	$11.25		$11.34	$11.35	$11.75	$11.68

Total Return(1)	3.37%		4.66%	0.41%	3.90%	0.87%

Net Assets, End of Year (000s)	$114,450		$124,723	$131,013	$126,963	$127,378

Ratios to Average Net Assets:
Gross expenses	0.66	%(2)	0.69%	0.65%	0.70%	0.68%
Net expenses(3)	0.65	(2)(4)	0.69 (4)	0.65	0.70 (4)	0.68
Net investment income	4.74		4.21	3.68	3.44	2.91

Portfolio Turnover Rate(5)	569%		136%	96%	53%	83%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(2)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.65% and 0.64%, respectively.

(3)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the fund will not exceed 0.80%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 842%, 557%, 614%, 667% and 429% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

18     Legg Mason Partners Funds

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(Investment Company Act file no. 811-05018) FD02764 02/08	Legg Mason Partners
Variable Government
Portfolio Class II Shares

The fund’s website does not make available its Statement of Additional Information (“SAI”) and shareholder reports, because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same last name and same address. Contact an appropriate representative of a participating life insurance company or a broker/dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge), by contacting your Legg Mason Service Agent at 800-451-2010, or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until March 10, 2008. After that date, the fund’s address will be Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s the (“SEC”) Public Reference Room in Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

February 28, 2008

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Government Portfolio

125 Broad Street
New York, New York 10004
(800) 451-2010
(until March 10, 2008)

55 Water Street
New York, New York 10041
(after March 10, 2008)

(800) 451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the prospectuses of Legg Mason Partners Variable Government Portfolio (the “Portfolio”), each dated February 28, 2008, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Portfolio assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. The Portfolio is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of the Portfolio’s predecessor.

Shares of the Portfolio are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity Portfolio and variable life insurance contracts and certain qualified plans (the “Contracts”). The Separate Accounts invest in shares of one or more of the Portfolio in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the Contract prospectus. Shares of the Portfolio are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of the Portfolio may be suspended from time to time and the Trust reserves the right to reject any specific purchase order.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The prospectuses and copies of these reports may be obtained free of charge from designated insurance companies offering Separate Accounts Contracts or by writing or calling the Trust at the address or telephone number listed above.

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This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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GENERAL INFORMATION

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), located at 620 Eighth Avenue, New York, New York 10018, serves as investment manager to the Portfolio. LMPFA provides administrative and certain oversight services to the Portfolio. Western Asset Management Company (“Western Asset” or the “subadviser”) serves as the subadviser to the Portfolio. Western Asset provides the day-to-day portfolio management of the Portfolio. The manager and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the sole and exclusive distributor of the Portfolio.

INVESTMENT OBJECTIVES AND STRATEGIES

The Portfolio is registered under the Investment Company Act of 1940 (as amended, the “1940 Act”) as an open-end, diversified management investment company.

The Portfolio’s prospectuses discuss the Portfolio’s investment objective and policies. The following discussion supplements the description of the Portfolio’s investment policies in its prospectuses.

Investment Objective

The Portfolio seeks high current return consistent with preservation of capital.

Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related investments. The U.S. government securities in which the Portfolio invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be (but are not necessarily) backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, interest rates or indexes. The Portfolio may engage in a variety of transactions using derivatives, such as options on U.S. government and other securities, interest rate and other futures contracts and options on these contracts, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the Portfolio’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Despite this flexibility, the Portfolio’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the Portfolio will, in determining compliance with any percentage limitation or requirement regarding the use or investment of Portfolio assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.

U.S. Treasury obligations differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States. Although this policy relating to U.S. government securities may be changed without shareholder approval, the Portfolio will provide its shareholders with at least 60 days’ prior notice of any change in this policy.

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The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager for purposes of investing the Portfolio’s cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio’s securities and potentially one or more of the following additional sources:

•	premiums earned upon the expiration of options written;

•	net profits from closing transactions; and

•	net gains from the sale of portfolio securities on the exercise of options or otherwise.

The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities. Accordingly, there is no assurance that the Portfolio’s investment objective will be achieved.

The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association (“GNMA”) Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”).

While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the subadviser seeks to moderate market risk by generally maintaining a portfolio duration within plus or minus 20% of the duration of the Portfolio’s benchmark, which is expected to be within one to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a debt security’s yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “price volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment taking no account of the pattern of the security’s payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the subadviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the subadviser pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio’s capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the subadviser will be successful in achieving such results for the Portfolio.

The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at

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maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio’s net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio’s total return and not to “enhance” monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the Portfolio’s investments and risks contained in the Portfolio’s prospectuses. For further information about risks associated with these practices, see “Additional Risk Factors” below.

Equity Securities

Illiquid and Restricted Securities.  The Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933, as amended (the “1933 Act”), and are thus subject to restrictions on resale. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the subadviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Board of Trustees of the Portfolio (the “Board”) believe accurately reflects fair value.

Fixed Income Securities

U.S. Government Securities.  Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities (“U.S. government securities”) in which the Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration (“FHA”), Farmers Home Administration (“FHA”), Export-Import Bank of the United States, U.S. Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Company. Direct obligations of the U.S. Treasury include bills, certificates of indebtedness, notes and bonds which differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the U.S. Other instruments, such as obligations of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury. Still other instruments such as obligations of FNMA and the Student Loan Marketing Association are supported only by the credit of the instrumentality and not backed by the full faith and credit of the U.S. government. Because the U.S. government is not obligated by law to provide support to an

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instrumentality that it sponsors, the Portfolio will not invest in obligations issued by an instrumentality of the U.S. government unless the subadviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Portfolio.

Debt Obligations Generally.  The Portfolio may invest in a variety of debt and fixed income securities. These securities share three principal risks: first, the level of interest income generated by the Portfolio’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Portfolio’s fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when the Portfolio’s duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Portfolio’s net asset value. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Mortgage-Backed Securities (“MBSs”).  Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by GNMA or issued by FNMA or FHLMC; (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a U.S. government guarantee, but usually having some form of private credit enhancement.

Mortgage-Backed Securities Issued by Non-governmental Entities.  Certain of the MBSs in which the Portfolio may invest will be issued by private issuers, and therefore, may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such MBSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the U.S. government, or may be structured in a manner similar to the other types of MBSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike MBSs issued or guaranteed by the U.S. government or one of its sponsored entities, MBSs issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBSs that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBSs that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBSs may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBSs and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBSs pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBSs that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

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If the Portfolio purchases subordinated MBSs, the subordinated MBSs may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued MBSs are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBSs held in the Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

U.S. Government Agencies or Instrumentalities.  MBSs issued or guaranteed by agencies or instrumentalities of the U.S. government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

Government National Mortgage Association, GNMA is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA’s principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association (“GNMA Certificates”) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the “modified pass-through” type. “Modified pass-through” GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the FHA or the FMHA, or guaranteed by the Veterans Administration (“VA”). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

1. Certificates are usually issued at a premium or discount, rather than at par.

2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

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4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate’s coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

Federal Home Loan Mortgage Corporation.  FHLMC is a publicly-traded stockholder-owned corporation that was created by Congress in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. It receives no federal funding. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. Although FHLMC guarantees timely monthly payment of interest of PCs and the ultimate payment of principal, the obligations of FHLMC are not guaranteed by and are not debt or obligations of the U.S. or any federal agency or instrumentality other than FHLMC.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

Federal National Mortgage Association.  FNMA creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

Mortgage Dollar Rolls.  The Portfolio may undertake mortgage “dollar rolls.” In mortgage “dollar rolls” a fund sells fixed income or mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, a fund foregoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect to dollar rolls or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward Commitments.  The Portfolio may purchase or sell U.S. Government securities on a “when-issued” or “delayed delivery” basis (“Forward Commitments”). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is

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not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio’s use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

When the Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio’s books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Corporate Debt Obligations.  The Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

Commercial Paper and Other Short-Term Investments.  The Portfolio may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolio may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of 1933 Act. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolio may or may not regard such securities as illiquid, depending on the circumstances of each case. The Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers’ acceptances) of banks and savings and loan institutions.

Temporary Investments.  The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

Derivative Instruments

Options, Futures and Other Strategies

General.  The Portfolio may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in each prospectus, this SAI or by applicable law, the Portfolio may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Portfolio’s ability to use Financial Instruments may be limited by tax considerations.

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Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Portfolio’s portfolio. Thus, in a short hedge the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques,as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the Portfolio’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the Portfolio. In general, these techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Portfolio. The Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return. The Portfolio might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

The Portfolio’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

Certain Risks Associated with Hedging Strategies.  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline

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in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Portfolio’s current or anticipated investments exactly. The Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Portfolio entered into a short hedge because the subadviser projected a decline in the price of a security in the Portfolio’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Portfolio to an obligation to another party. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The Portfolio may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio’s assets to cover in accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The Portfolio may purchase call options for any purpose. For example, a call option may be purchased by the Portfolio as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio’s potential loss

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to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

The Portfolio may purchase put options for any purpose. For example, a put option may be purchased by the Portfolio as a short hedge. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Portfolio may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Portfolio may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives the Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities.  Options may result in the Portfolio’s net asset value being more sensitive to changes in the value of the related instrument. The Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

The Portfolio’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Portfolio will in fact be able to

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close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the Portfolio that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Portfolio expires unexercised, the Portfolio realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices.  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio’s exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio, as a call writer, will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This

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“timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by the Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts.  A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The Portfolio may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the Portfolio’s investment policies, the Portfolio may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the Portfolio’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of the Portfolio’s fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the Portfolio’s fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contractor option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio’s obligations to or from a futures broker. When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However,

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there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures maybe closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The Portfolio is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stockmarket trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures.  The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it

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had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the Portfolio’s investment policies, the Portfolio may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Combined Positions.  The Portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover.  The Portfolio’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars.  The Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap

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agreements may increase or decrease the overall volatility of the Portfolio’s investments and its share price and yield because, and to the extent, these agreements affect the Portfolio’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the Portfolio’s cost to enter into the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the Portfolio.

Flexibility.  Generally, the foregoing is not intended to limit the Portfolio’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what the Portfolio may do are not intended to limit other any activity. The Portfolio maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or each prospectus.

Other Practices

Borrowing.  The Portfolio may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the fund establishes a segregated account with its custodian bank in which it maintains cash, U.S. government securities or other liquid assets equal in value to its

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obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of a fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate a fund’s net investment income in any given period.

Repurchase Agreements.  The Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager or subadviser may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolio, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with broker/ dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. The Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements and in order to generate income, the Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York

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Stock Exchange (the “NYSE”). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

Diversification.  The Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With regard to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Other Investments.  In addition to the foregoing, the Portfolio may investment in instruments that exist or that may develop in the future if the manager or the subadviser, as applicable, believes such instruments to be commensurate with appropriate risk assumption and pursuit of the Portfolio’s objective.

ADDITIONAL RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the Portfolio’s prospectuses.

General.  Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities.  Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolio may be quite volatile.

Fixed Income Securities.  Investments in fixed income securities may subject the Portfolio to risks, including the following:

Interest Rate Risk.  When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk.  When interest rates decline, the Portfolio’s income may decline;

Default Risk/Credit Risk.  Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

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Call Risk and Extension Risk.  Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities.  Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds,” have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies.  Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities.  Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes”. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are

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generally higher than with transactions in United States securities. In addition, the Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks.  The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.  Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries.  For purposes of this SAI, developing or emerging markets include any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index or is categorized by the World Bank in its annual categorization as middle- or low-income. The JP Morgan EMBI Global Index country and regional composition currently includes 27 countries, including Argentina, Brazil, Mexico, South Korea, Russia, Venezuela, Philippines, Poland, Malaysia, Panama, Bulgaria, Nigeria, China, Ecuador, Peru, Columbia, Morocco, Greece, Turkey, Hungary, Croatia, Lebanon, South Africa, Algeria, Thailand, Chile and Cote d’Ivoire. The World Bank’s list of countries categorized as low- or middle-income includes a total of 152 counties in its index, including the 27 countries included in the JP Morgan EMBI Global Index.

Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly

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speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.  In accordance with its investment policies, the Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Portfolio, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Portfolio investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable the Portfolio to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Portfolio. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI of certain derivative instruments in which the Portfolio might invest for more information about those instruments and the risks on investing in them.

Market risk.  The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility.  The use of certain derivatives may involve leverage for the Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable the Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk.  Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk.  Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk.  There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Portfolio is reviewed and analyzed by the Portfolio’s subadviser to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts.  The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

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At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, the Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolio will not purchase options on futures contracts on any exchange unless and until, in the subadviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Portfolio because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Special Risks of Options.  In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

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The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by affiliates of Legg Mason may be deemed to constitute a group for these purposes. In light of these limits, the Board may determine at any time to restrict or terminate the public offering of the Portfolio’s shares (including through exchanges from the other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU).  Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolio.

Mortgage-Backed Securities.  Payments of principal of and interest on MBSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs may receive unscheduled payments of principal at anytime representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS originally held. To the extent that MBSs are purchased by the Portfolio at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

INVESTMENT POLICIES

The Portfolio has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Portfolio, defined under the 1940 Act as the lesser of (i) 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) more than 50% of the voting power of the Portfolio.

If any percentage restriction described below is compiled with at the time of an investment, a later increase or decrease in percentage revolving from a change in values or assets will not constitute a violation of such restriction.

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Fundamental Investment Policies

The Portfolio’s fundamental investment policies are as follows:

(1) The Portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. Currently, the Portfolio does not contemplate borrowing money for leverage, but if the Portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Portfolio to have underwriting commitments of up to 25% of its assets

25

under certain circumstances. Those circumstances currently are that the amount of the Portfolio’s underwriting commitments, when added to the value of the Portfolio’s investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. If the Portfolio engages in transactions involving the acquisition or disposition of portfolio securities, it may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply if the Portfolio invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or a sub-adviser believes the income justifies the attendant risks. The Portfolio also will be permitted by this policy to make loans of money, including to other funds. The Portfolio would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits the Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. The Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Portfolio from owning real estate; however, the Portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to

26

financial commodities (such as currencies and, possibly, currency futures). However, the Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Portfolio’s purchases of illiquid securities to 15% of net assets. If the Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If the Portfolio invests a significant percentage of its total assets in a single industry, it may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Portfolio as to how to classify issuers within or among industries.

The Portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policy

The Portfolio has also adopted the following non-fundamental investment policy that may be changed by the Trust’s Board at any time:

The Portfolio may not invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

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MANAGEMENT

The business affairs of the Portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the Portfolio and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Portfolio who are not “interested persons” of the Portfolio (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The following information relates to the Trust’s recently elected Board of Trustees.

Number of
		Term of		Funds
		Office* and		in Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Portfolio	Served**	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

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Number of
		Term of		Funds
		Office* and		in Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Portfolio	Served**	During Past 5 Years	by Trustee	Past 5 Years

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Adviser to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	68	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

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Number of
		Term of		Funds
		Office* and		in Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Portfolio	Served**	During Past 5 Years	by Trustee	Past 5 Years

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	68	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

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				Number of
		Term of		Funds
		Office* and		in Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Portfolio	Served**	During Past 5 Years	by Trustee	Past 5 Years

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None
Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

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				Number of
		Term of		Funds
		Office* and		in Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Portfolio	Served**	During Past 5 Years	by Trustee	Past 5 Years

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

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Number of
		Term of		Funds
		Office* and		in Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Portfolio	Served**	During Past 5 Years	by Trustee	Past 5 Years

Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee and Trustee/ Director of 150 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	137	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Term of Office*
Name, Year of Birth	Position(s)	and Length of	Principal Occupation(s)
and Address	with Portfolio	Time Served**	During Past 5 Years

Officers:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)
David Castano Born 1971 125 Broad Street New York, NY 10004	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007). Previously, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004). Prior to 2003, Accounting Manager at CAM
John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse
Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee and Trustee/Director of 150 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)
Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

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Term of Office*
Name, Year of Birth	Position(s)	and Length of	Principal Occupation(s)
and Address	with Portfolio	Time Served**	During Past 5 Years

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.
Matthew Plastina Born 1970 125 Broad Street New York, NY 10004	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007). Previously, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Portfolio receive no compensation from the Portfolio, although they may be reimbursed by the Portfolio for reasonable out-of-pocket expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Governance and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the Portfolio’s audit, the Portfolio’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Portfolio, and the qualifications and independence of the Portfolio’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Portfolio’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by the Portfolio’s independent registered public accounting firm to the manager and any affiliated service providers if the engagement relates directly to the Portfolio’s operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law,

35

regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Portfolio’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The newly constituted Board met four times during the Portfolio’s last fiscal year. The Audit, Governance, Performance and Pricing Committees are recently established committees of this Board and met two, two, two and six times, respectively, during the Portfolio’s last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the Portfolio and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Aggregate Dollar
Range of Equity
	Dollar Range	Securities In
	of Equity	Registered Investment
	Securities in	Companies Overseen
Name	the Portfolio(1)	by Trustee(1)

Independent Trustees:
Elliott J. Berv	A	A
A. Benton Cocanougher	A	E
Jane F. Dasher	A	E
Mark T. Finn	A	E
Rainer Greeven	A	C
Stephen Randolph Gross	A	A
Richard E. Hanson, Jr.	A	E
Diana R. Harrington	A	C
Susan M. Heilbron	A	C
Susan B. Kerley	A	E
Alan G. Merten	A	E
R. Richardson Pettit	A	E
Interested Trustee:
R. Jay Gerken	A	E

(1)	Dollar Range Holdings:
A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000

As of January 15, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, Western Asset, LMIS, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, the subadviser or the distributor of the Portfolio.

Information regarding compensation paid by the Portfolio to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Portfolio’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Portfolio for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Portfolio pays a pro rata share of the Trustee fees based upon asset size. The Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

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Recently Elected Board

Information as to the compensation paid to the Trustees for the fiscal year ended October 31, 2007 and the calendar year ended December 31, 2006 is shown in the following tables.

				Number of
		Total Pension or		Portfolios in
	Aggregate	Retirement	Total Compensation	Fund Complex
	Compensation from	Benefits Paid as	from Fund Complex	Overseen by
	the Portfolio for	Part of Expenses for	Paid to Trustee for	Trustee for
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Name	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2007

Independent Trustees:
Elliot J. Berv	$145.93	(1)	$180,000	68
A. Benton Cocanougher	$305.93	(1)	$204,750	68
Jane F. Dasher	$129.70	$0	$174,025	68
Mark T. Finn	$145.93	(1)	$180,000	68
Rainer Greeven	$99.75	$0	$163,100	68
Stephen Randolph Gross	$155.65	(1)	$192,125	68
Richard E. Hanson, Jr.	$100.25	$0	$163,775	68
Diana R. Harrington	$155.01	(1)	$191,125	68
Susan M. Heilbron	$100.25	$0	$164,000	68
Susan B. Kerley	$145.93	(1)	$180,000	68
Alan G. Merten	$145.93	(1)	$180,000	68
R. Richardson Pettit	$143.90	(1)	$154,500	68
Interested Trustee:
R. Jay Gerken(2)	$0	$0	$0	137

(1)	In 2007, certain Trustees received payment of certain benefits to which they were entitled pursuant to prior retirement plans, as reflected in the table below.

(2)	Mr. Gerken was not compensated for his service as Trustee because of his affiliation with the manager.

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		Total Pension	Total	Number of
	Aggregate	or Retirement	Compensation	Funds in
	Compensation	Benefits Paid	from Fund	Fund Complex
	from the	as Part of	Complex Paid to	Overseen by
	Portfolio for	Portfolio Expenses for	Trustee for	Trustee for
	Calendar Year Ended	Calendar Year Ended	Calendar Year Ended	Calendar Year Ended
Name	December 31, 2006(1)(2)	December 31, 2006(1)	December 31, 2006(1)(2)	December 31, 2006(1)

Independent Trustees:
Elliott J. Berv	$688	(3)	$154,500	37
A. Benton Cocanougher	$1,156	(3)	$161,000	37
Jane F. Dasher	N/A	$0	$86,100	27
Mark T. Finn	$1,069	(3)	$179,385	37
Rainer Greeven	N/A	$0	$74,000	11
Stephen Randolph Gross	$1,094	(3)	$191,000	37
Richard E. Hanson, Jr.	N/A	$0	$80,900	27
Diana R. Harrington	$698	(3)	$159,625	37
Susan M. Heilbron	N/A	$0	$66,200	11
Susan B. Kerley	$717	(3)	$173,000	37
Alan G. Merten	$688	(3)	$148,500	37
R. Richardson Pettit	$688	(3)	$154,500	37
Interested Trustee:
R. Jay Gerken(4)	$0	$0	$0	162

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end for ease of comparison.

(2)	Messrs. Greeven and Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.

(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

(4)	Mr. Gerken was not compensated for his service as Trustee because of his affiliation with the manager.

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Prior Board

For the calendar year ended December 31, 2006, the former trustees of the Portfolio were paid the compensation listed below for services as trustees.

		Total Pension or
		Retirement		Number of
	Aggregate	Benefits		Funds in
	Compensation	Accrued as	Total Compensation	Fund Complex
	from the	Part of Portfolio	from Fund Complex	Overseen by
	Portfolio for	Expenses for	Paid to Trustees for	Trustee for
	Calendar Year Ended	Calendar Year Ended	Calendar Year Ended	Calendar Year Ended
Name	December 31, 2006	December 31, 2006	December 31, 2006	December 31, 2006

Independent Trustees:
Elliott J. Berv	$688	(1)	$154,500	37
Donald M. Carlton	$704	(2)	$164,500	37
A. Benton Cocanougher	$1,156	(1)	$161,000	37
Mark T. Finn	$1,069	(1)	$179,385	37
Stephen Randolph Gross(3)	$1,094	(1)	$191,000	37
Diana R. Harrington	$698	(1)	$159,625	37
Susan B. Kerley	$717	(1)	$173,000	37
Alan G. Merton	$688	(1)	$148,500	37
R. Richardson Pettit	$688	(1)	$154,500	37
Interested Trustee:
R. Jay Gerken(4)	$0	$0	$0	162

(1)	Trustees’ benefits under prior retirement plans are described in a table above. None of these benefits were paid during the period covered by this table.

(2)	Mr. Carlton retired as a trustee of the Portfolio as of December 31, 2006. Pursuant to prior retirement plans, Mr. Carlton has received or is entitled to receive $517,678. Each fund formerly overseen by him in the Legg Mason Investment Series will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed these funds an amount equal to 50% of these benefits. None of these benefits were paid during the period covered by this table.

(3)	Mr. Gross also received payment for attending an additional meeting, as described at footnote 2 to the table above.

(4)	Mr. Gerken was not compensated for his services as a trustee because of his affiliation with the manager.

As of January 15, 2008, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

To the knowledge of the Portfolio, as of January 15, 2008, the following persons owned beneficially or of record the amounts indicated of the shares of the following classes of the Portfolio.

		Percent
Name and Address	Class	of Shares
Metlife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	I	75.5534%
Metlife Insurance Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	I	23.043%

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the Portfolio pursuant to an investment management agreement (the “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion. LMPFA provides administrative and certain oversight services to the Portfolio.

Under the Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Portfolio, such as (i) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Portfolio’s existence, and (v) maintaining the registration and qualification of the Portfolio’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, the manager receives an investment management fee, computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.55% on assets up to and including $2 billion; 0.50% on assets over $2 billion and up to and including $4 billion; 0.45% on assets over $4 billion and up to and including $6 billion; 0.40% on assets over $6 billion and up to and including $8 billion; and 0.35% on assets over $8 billion. The manager may reimburse the Portfolio for, or waive, all or any portion of its management fees.

For the period from December 1, 2005 through July 31, 2006, SBFM served as the Portfolio’s manager under the same fee schedule described above.

For the fiscal years ended October 31, 2007, 2006 and 2005 the Portfolio paid the following management fees.

Management Fees Paid

October 31, 2007*	$664,250
October 31, 2006**	$700,952
October 31, 2005	$719,276

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $3,173 to the Portfolio. After waivers and reimbursements, management fees were $661,077 for the Portfolio.

**	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $4,474 to the Portfolio. After waivers and reimbursements, management fees were $696,478 for the Portfolio.

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Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) serves as the subadviser to the Portfolio pursuant to a sub-advisory agreement between the manager and Western Asset (the “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Assets total assets under management were approximately $457 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the Portfolio’s portfolio (or allocated portion thereof) in accordance with the Portfolio’s stated investment objective and policies, assist in supervising all aspects of the Portfolio’s operations, make investment decisions for the Portfolio, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

The Sub-Advisory Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the Portfolio and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined by the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for sub-advisory services for the Portfolio, the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the fiscal year ended October 31, 2007, the manager paid fees to Western Asset equal to $37,557.99 for its services relating to the Portfolio.

Expenses

In addition to amounts payable under the Management Agreement and the Distribution Plan (as discussed below), the Portfolio is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the Portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Portfolio’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Portfolio, if any; and the Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Portfolio’s Board members and officers with respect thereto.

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Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the Portfolio’s prospectuses. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time, (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes, and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, the manager, the subadviser and the distributor have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Portfolio, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Portfolio, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Portfolio. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Portfolio, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the Portfolio as required for the Portfolio to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended

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June 30 is available without charge (1) by calling (888) 425-6432, (2) on the Portfolio’s website at
http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under the Portfolio’s former name, Smith Barney Government Portfolio.

DISTRIBUTOR

Legg Mason Partners Fund Advisor, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the Portfolio’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005 (as amended, the “Distribution Agreement”). Prior to December 1, 2007, CGMI, an indirect wholly-owned subsidiary of Citigroup, served as co-distributor along with LMIS.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Portfolio as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority (as defined by the 1940 Act) of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan Arrangements

Class I shares of the Portfolio are not subject to a shareholder services and distribution plan. Effective April 30, 2007 the Portfolio changed the name of its Class A shares to Class I shares.

Class II shares of the Portfolio have a shareholder services and distribution plan (the “Distribution plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Effective April 30, 2007 the Portfolio changed the name of its Class B shares to Class II shares. Under the Distribution Plan, the Portfolio pays service and distribution fees to LMIS for services LMIS provides and expenses LMIS bears with respect to the distribution of Class II shares and services LMIS provides to Class II shareholders. The distributor will provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. Under the Distribution Plan, the Portfolio may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

Fees under the Distribution Plan may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of Class II shares of the Portfolio, and to other parties in respect of the sale of Class II shares of the Portfolio, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing Class II shareholders. The Portfolio also may make payments to the distributor, service agents and others for providing personal service or the maintenance of Class II shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class II shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to Class II shares that may be used to cover expenses primarily intended to result in the sale of shares of Class II shares, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the FINRA.

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The Distribution Plan permits the Portfolio to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the Portfolio will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Portfolio will pay the fees to the distributor and others until the Distribution Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Portfolio. In their annual consideration of the continuation of the Distribution Plan for the Portfolio, the Trustees will review the Distribution Plan and the expenses for Class II shares separately. The Distribution Plan also recognizes that various service providers to the Portfolio, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Portfolio for other purposes, such as management fees, and that the Portfolio’s distributor or service agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Class II shares of the Portfolio within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan, if permitted by law.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by a vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Class II shares.

As contemplated by the Distribution Plan, the distributor acts as an agent of the Trust in connection with the offering of shares of the Portfolio pursuant to the Distribution Agreement.

As of the fiscal year ended October 31, 2007, no Class II shares were outstanding.

Class II shares do not convert into shares of any other class of the Portfolio.

PORTFOLIO TURNOVER

The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. Under certain market conditions, the Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate.

The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, the Portfolio’s portfolio turnover rates were:

Fiscal Year Ended October 31,	Portfolio Turnover Rates

2007	569	%*
2006	136	%*

*	Excludes mortgage dollar roll transactions. If such transactions were included, the portfolio turnover rate would have been 842% and 557% for the fiscal years ended October 31, 2007 and 2006, respectively.

For reporting purposes, the Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio’s investment portfolio (other than short-term money market

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securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the sub-adviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributor or its affiliates, be addressed in a manner that places the interests of the fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

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Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of the Portfolio’s Chief Compliance Officer, or designee, must be obtained before the Portfolio enters into any new ongoing arrangement or alters any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the Portfolio’s Board.

Currently, the Portfolio discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August, 2007, of those parties with whom LMPFA, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements. and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter-End
Lipper	Quarterly	25 Days after Quarter-End
S&P	Quarterly	25 Days after Quarter-End
Morningstar	Quarterly	25 Days after Quarter-End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

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Portfolio holdings information for the Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter-End
Mercer	Quarterly	25 Days after Quarter-End
eVestment Alliance	Quarterly	25 Days after Quarter-End
CRA RogersCasey	Quarterly	25 Days after Quarter-End
Cambridge Associates	Quarterly	25 Days after Quarter-End
Marco Consulting	Quarterly	25 Days after Quarter-End
Wilshire	Quarterly	25 Days after Quarter-End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter-End
CheckFree (Mobius)	Quarterly	25 Days after Quarter-End
Nelsons Information	Quarterly	25 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter-End
Evaluation Associates	Quarterly	25 Days after Quarter-End
Watson Wyatt	Quarterly	25 Days after Quarter-End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

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PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolio. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as indicated, none of the accounts shown were subject to fees based on performance. Unless otherwise noted, no accounts shown were subject to fees based on performance.

	Registered Investment	Other Pooled
Portfolio Manager	Companies	Investment Vehicles	Other Accounts

S. Kenneth Leech	112 registered investment companies with $116.95 billion in total assets under management	239 other pooled investment vehicles with $221.22 billion in total assets under management	1,060 other accounts with $303.22 billion in total assets under management (of which 93 other accounts with $33.68 billion in total assets under management pay a performance fee)
Stephen A. Walsh	112 registered investment companies with $116.95 billion in total assets under management	239 other pooled investment vehicles with $221.22 billion in total assets under management	1,060 other accounts with $303.22 billion in total assets under management (of which 93 other accounts with $33.68 billion in total assets under management pay a performance fee)
Mark S. Lindbloom	6 registered investment companies with $1.23 billion in total assets under management	6 other pooled investment vehicles with $1.35 billion in total assets under management	1 other account with $14.97 billion in total assets under management (of which 1 other account with $14.97 billion in total assets under management pay a performance fee)
Michael C. Buchanan	14 registered investment companies with $8.07 billion in total assets under management	6 other pooled investment vehicle with $5.19 billion in total assets under management	12 other accounts with $981.94 billion in total assets under management
Ronald D. Mass	1 registered investment company with $171.03 billion in total assets under management	12 other pooled investment vehicles with $4.62 billion in total assets under management	N/A

Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and

49

benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in such fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the Portfolio has adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more

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beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager.

Dollar Range of
Ownership of
Securities in
Portfolio Manager	the Portfolio

S. Kenneth Leech	None
Stephen A. Walsh	None
Mark Lindbloom	None
Michael C. Buchanan	None
Ronald D. Mass	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies as may be established by the Portfolio’s Board from time to time, the subadviser is primarily responsible for the Portfolio’s portfolio decisions and the placing of the Portfolio’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Pursuant to the Management Agreement and Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by them. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

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In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the manager or the subadviser or its affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Portfolio’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or the subadviser by brokers who effect securities transactions for the Portfolio may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or the subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the Portfolio. Not all of these research services are used by the manager or subadviser in managing any particular account, including the Portfolio.

For the fiscal year ended October 31, 2007, the Portfolio paid commissions to brokers that provided research services as follows:

Total Dollar Amount of
Total Dollar Amount Of	Brokerage Commission
Brokerage Transactions	Paid on Transactions
Related To Research Services	Related To Research Services

$1,480	$0

The Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Effective December 1, 2007, CGMI no longer serves as a distributor of the Portfolio.

The Portfolio did not pay any brokerage commissions during its past three fiscal years. As of December 1, 2005, LMIs became an underwriter of the Portfolio under the 1940 Act.

For the fiscal year ended October 31, 2007, the Portfolio held securities issued by the following regular broker-dealers of the Portfolio, which had the following values as of October 31, 2007:

	Type of Security	Value of Securities
	D = Debt	Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)	E = Equity	October 31, 2007

Morgan Stanley	D	$3,759,769
Lehman Brothers	D	$1,995,838
Bank Of America	D	$1,536,411
JP Morgan Chase & Co	D	$1,440,651
Goldman Sachs & Co.	D	$335,263

As of December 1, 2005, LMIS became an underwriter of the Portfolio under the 1940 Act. For the period December 1, 2005 through October 31, 2006 and for the fiscal year ended October 31, 2007, the Portfolio did not pay any brokerage commissions to LMIS or its affiliates.

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In certain instances, there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the Portfolio and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Portfolio is calculated for each class on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the Portfolio’s prospectuses for a description of procedures used by the Portfolio in valuing its assets.

TAXES

General

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

Tax Status of the Portfolio

The Portfolio expects to be treated as a separate taxable entity for federal income tax purposes and intends to qualify each taxable year as a “regulated investment company” under the Code. If so qualified, the Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If the Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders, and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

The Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Portfolio as taxable income.

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The Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and of the holders of the contracts.

Tax Treatment of Shareholders

Each separate account that invests in the Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in the Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolio are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders.

The Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements. In particular, the Portfolio will diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment. However, in the case of government securities, each government agency or instrumentality will be considered to be a separate issuer. The undertaking by the Trust to ensure that the Portfolio meets such diversification requirements may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

On October 31, 2007, the unused capital loss carryforwards for the Portfolio were approximately $(6,673,855). For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2010	2011	2012	2013	2014	2015

$(49,007)	$(2,378,580)	$(877,195)	$(266,355)	$(2,168,818)	$(933,900)

ADDITIONAL INFORMATION

The Trust

The certificate of trust to establish Legg Mason Partners Variable Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. On April 30, 2007, the Portfolio was redomiciled as a series of the trust. Prior thereto, the Portfolio was a series of Legg Mason Partners Investment Series, a Massachusetts business trust.

The Portfolio is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the

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shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The Portfolio is not required to hold an annual meeting of shareholders, but the Portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers, or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The Portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Portfolio with identification required by law, or if the Portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the Portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Portfolio may disclose such ownership if required by law or regulation.

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Small Accounts

The declaration provides that the Portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the Portfolio, as series of the trust, represents an interest in the Portfolio only and not in the assets of any other series of the trust.

Each class bears its own class expenses. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares, and the Portfolio will calculate net asset value for each class of shares separately. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares, and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the Portfolio and requires the Portfolio to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law.

Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any

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determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Portfolio. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected series must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Portfolio in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Portfolio’s costs, including attorneys’ fees.

The declaration further provides that the Portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Portfolio is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Portfolio be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The trust offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the trust and, under the 1940 Act, are deemed to be in control of the trust. Nevertheless, with respect to any trust shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the trust in accordance with the procedures set forth in the prospectuses for the applicable contract issued by the insurance company and to the extent required by law. Shares of the trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Annual and Semi-Annual Reports

The Portfolio sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Portfolio’s printing and mailing costs, the Portfolio consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Portfolio also consolidates the mailing of each of its prospectuses so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their service agent or the transfer agent.

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Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CMGI; a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the Portfolio or any of its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants filed a motion to dismiss the Second Amended Complaint.

On December 3, 2007, the Court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a

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guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the right to appeal the order.

*  *  *

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions

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paid to shareholders of certain funds. On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds, between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000 for which it was indemnified by Citigroup, Inc, its former parent. It is not expected that this matter will adversely impact the Portfolio or its current investment adviser.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partner Money Market Trust, formerly CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Voting

The Trust offers shares of the Portfolio only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolio. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolio in accordance with the procedures set forth in the prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for

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which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Portfolio. State Street, among other things, maintains a custody account or accounts in the names of the Portfolio; receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Portfolio; and makes disbursements on behalf of the Portfolio. State Street neither determines the Portfolio’s investment policies, nor decides which securities the Portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Portfolio’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or the “transfer agent”) located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent for the Portfolio. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, and distributes dividends and distributions payable by the Portfolio. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

Legal Counsel

Bingham McCutchen LLP, located at 150 Federal Street, Boston, Massachusetts 02110-1726, serves as counsel to the Portfolio.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, DC 20006, serves as counsel to each of the Independent Trustees of the Board.

Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the Portfolio’s financial statements and financial highlights for the fiscal year ending October 31, 2008.

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FINANCIAL STATEMENTS

The audited financial statements for the Portfolio (Statement of Assets and Liabilities at October 31, 2007, Statement of Operations for the year ended October 31, 2007, Statements of Changes in Net Assets for each of the years in the two year period ended October 31, 2007, Financial Highlights for each of the years or periods in the five year period ended October 31, 2007 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the 2007 Annual Report to Shareholders of the Portfolio), are incorporated by reference into this SAI (filed on December 28, 2007; Accession Number: 0000950123-07-017197).

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Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — ”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding):

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘‘B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘‘B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘‘R1” (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘‘R2” (superior) or ‘‘R3” (good) or ‘‘R4” (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘‘R4” (average) or ‘‘R5” (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘‘R6” (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘‘D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘‘C” to ‘‘B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘‘B” or ‘‘CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘‘AAA” Long-term rating category, to categories below ‘‘CCC,’’ or to Short-term ratings other than ‘‘F1.’’ (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘‘put’’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘‘PIF’’: The tranche has reached maturity and has been “paid-in-full,” regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘‘NR’’: Indicates that Fitch Ratings does not publicly rate the associated issue or issuer.

‘‘Withdrawn’’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Appendix B

WESTERN ASSET MANAGEMENT COMPANY (“Western Asset” or the “Firm”)
PROXY VOTING POLICIES AND PROCEDURES

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy

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Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

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3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions

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reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

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b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

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3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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PART C
OTHER INFORMATION
Item 23. Exhibits
Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A filed with the Securities and Exchange Commission (the “SEC”) (the “Registration Statement”) (File Nos. 33-40603 and 811-06310).
(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2007 (“Post-Effective Amendment No. 41”).
(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of April 27, 2007 is incorporated herein by reference to Post-Effective Amendment No. 41.
(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 41.
(c) Not Applicable.
(d)(1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 27, 2007 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 42”).
(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable High Income Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Money Market Portfolio, and LMPFA dated April 27, 2007, is filed herewith.
(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Global High Yield Bond Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Strategic Bond Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Government Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Diversified Strategic Income Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(8) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Partners Variable Adjustable Rate Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(9) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable High Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(10) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Money Market Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(11) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Global High Yield Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(12) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Strategic Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(13) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), regarding Legg Mason Partners Variable Strategic Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(14) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Government Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(15) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Diversified Strategic Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(16) Subadvisory Agreement between WAM and WAML, regarding Legg Mason Partners Variable Diversified Strategic Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(17) Subadvisory Agreement between WAM and WAML, regarding Legg Mason Partners Variable Global High Yield Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(18) Subadvisory Agreement between WAM and WAML, regarding Legg Mason Partners Variable High Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.

2

(e)(1) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Variable Portfolios I, Inc. and Legg Mason Investor Services, LLC (“LMIS”), relating to Legg Mason Partners Variable Strategic Bond Portfolio and Legg Mason Partners Variable Global High Yield Bond Portfolio, is incorporated by reference to Post-Effective Amendment No.14 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.
(2) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Investment Series and LMIS, relating to Legg Mason Partners Variable Government Portfolio, is incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 24, 2006.
(3) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Variable Portfolios III, Inc. and LMIS, relating to Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Money Market Portfolio, is incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005.
(4) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Variable Portfolios II and LMIS, relating to Legg Mason Partners Variable Diversified Strategic Income Portfolio, is incorporated by reference to Post-Effective Amendment No.33 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 1, 2006.
(5) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36.
(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 36.
(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 36.
(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 36.
(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36.
(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(h)(1) Transfer Agency and Services Agreement dated as of January 1, 2006 by and between the Trust and PFPC, Inc. is incorporated by reference to Post-Effective Amendment No. 33.
(2) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc. dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(3) License Agreement between the Trust and Legg Mason Properties, Inc. is incorporated by reference to Post-Effective Amendment No. 33.
(i)(1) Opinion and Consent of Counsel regarding legality of shares being registered is incorporated by reference to Post-Effective Amendment No. 41.
(j)(1) Consents of Independent Registered Public Accounting Firm, with respect to Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Government Portfolio, are filed herewith.
(2) Power of attorney dated February 6, 2007 is incorporated by reference to Post-Effective Amendment No. 41, and power of attorney dated February 12, 2008, is filed herewith.
(k) Not Applicable.

3

(l) Not Applicable
(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable Diversified Strategic Income Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Government Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Strategic Bond Portfolio, dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(n) Amended and Restated Rule 18f-3 Plan dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(o) Not Applicable.
(p) (1) Code of Ethics of Citigroup Asset Management—North America and certain registered Investment companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 33.
(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No.33.
(3) Code of Ethics of WAM and WAML dated as of February, 2005, is incorporated herein to Post-Effective Amendment No. 34.
Item 24. Persons Controlled by or under Common Control with Registrant
Not Applicable
Item 25. Indemnification
Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.
Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.
The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registration and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.
Item 26. Business and Other Connections of Investment Adviser
Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
     LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).
     LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).
Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine

4

Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management Company Limited
WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.
Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.
WAML is registered as an investment adviser under the Advisers Act.
The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia Director, LMFM
Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

5

James W. Hirschmann III	Director, WAML
President, Legg Mason
Director, WAM

Gavin L. James	Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea	General Counsel and CCO, WAML
General Counsel and CCO, WAM
Item 27. Principal Underwriters
Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.
LMIS is the placement agent for funds that are series of Master Portfolio Trust.
The information required by this Item 27 with respect to each director and officer of LMIS is listed below:
Mark R. Fetting – Managing Director
D. Stuart Bowers – Vice President
W. Talbot Daley – Vice President
Thomas J. Hirschmann – Vice President
Joseph M. Furey – General Counsel and Chief Compliance Officer
Ronald Holinsky – Counsel
Robert E. Patterson – Counsel
Theresa M. Silberzahn – Chief Financial Officer
Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education
All Addresses are 100 Light Street, Baltimore, Maryland 21202.
(c) Not applicable.
Item 28. Location of Accounts and Records
With respect to the Registrant:
(1)	Legg Mason Partners Variable Income Trust 125 Broad Street New York, New York 10004
With respect to the Registrant’s Investment Manager:
(2)	c/o Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue New York, New York 10018
With respect to the Registrant’s Subadvisers:

(3)	c/o Western Asset Management Company and Western Asset Management Company Limited 620 Eighth Avenue New York, New York 10018

With respect to the Registrant’s Custodian:
(4)	State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111
With respect to the Registrant’s Transfer Agent:
(5)	PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699
With respect to the Registrant’s Distributor:
(6)	Legg Mason Investor Services, LLC 100 Light Street Baltimore, Maryland 21202
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

6

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS VARIABLE INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 14th day of February, 2008.
LEGG MASON PARTNERS VARIABLE INCOME TRUST, on behalf of its series Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Government Portfolio

By:	/s/ R. Jay Gerken
R. Jay. Gerken
President and Principal Executive Officer

     WITNESS our hands on the date set forth below.
     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on February 14, 2008.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

7

Signature	Title

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By: /s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 6, 2007.

8

Exhibit Index

(d)(3)	Management Agreement between Registrant, on behalf of Legg Mason Partners Variable Money Market Portfolio, and LMPFA dated April 27, 2007.

(j)(1)	Consents of Independent Registered Public Accounting Firm, with respect to Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Government Portfolio.

(j)(2)	Power of attorney dated February 12, 2008.